UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Vivaldi Merger Arbitrage Fund

Class A Shares – VARAX
Class I Shares – VARBX

Vivaldi Multi-Strategy Fund

Class A Shares – OMOAX
Class I Shares – OMOIX

WV Concentrated Equities Fund

Class A Shares – WVCAX
Class I Shares - WVCIX

ANNUAL REPORT
SEPTEMBER 30, 2018

Vivaldi Asset Management, LLC | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300

The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedule of Investments	13
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	39
Statements of Cash Flows	42
Financial Highlights	45
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	68
Supplemental Information	69
Expense Examples	75

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vivaldi Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.vivaldifunds.com

VIVALDI FUNDS • ANNUAL SHAREHOLDER LETTER

For the period: October 1, 2017 – September 30, 2018

Contents

Executive-Level Overview	Market Perspective
Vivaldi Merger Arbitrage Fund	VARAX | VARBX
Vivaldi Multi-Strategy Fund	OMOAX | OMOIX
WV Concentrated Equities Fund	WVCAX | WVCIX

Executive-Level Overview

We find it important to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce that we are cognizant of the “top-down” headline risks that have led many to believe today’s market environment is as dangerous as ever. We think it is always possible to create a heavily bearish outlook based on potential tail risks or geopolitical headline concerns. And, while today’s geopolitical backdrop certainly seems alarming, no era is without its high-level risks. While much of the below commentary makes us sound very “bottom-up” in nature, the reality is that we have always been and continue to be focused on building durable portfolios that provide the best chance of weathering the inevitable cycle of market imbalances building and then ultimately normalizing. While this can limit our participation in the asset classes that are “working” over the short-term (i.e. equities over the past fiscal year), it also helps alleviate us of the nearly impossible responsibility of timing shifts in market sentiment that often unwinds those trades quickly (i.e. the move in interest rates over the past fiscal year). As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity set across each of the Vivaldi Funds for the past fiscal year period.

Vivaldi Merger Arbitrage Fund

The Vivaldi Merger Arbitrage Fund (the “Fund”) A and I Share Classes returned +0.57% and +0.94%, respectively, for the 1-year fiscal period ending 9/30/2018. For comparative purposes, the S&P 500 Index gained +17.91% over that timeframe. In bond markets, the three Fed interest rate hikes in 2018 were an important feature of the market that created a sell-off in traditional fixed income securities throughout the year. The Bloomberg Barclays Aggregate Bond Index (the “Barclays Aggregate”), one of the Fund’s benchmarks, declined -1.22% over the 1-year period ending 9/30/2018. Notably, the Barclays Aggregate has posted negative returns on 88 of 188 trading days (or 47% of the time) in 2018 thus far and has averaged down -0.16% over those negative days. Conversely, the Fund has averaged a +0.03% gain over those same 88 days in which the Barclays Aggregate has generated losses. The Fund has only lost money on 31 of the 88 days, or just 35% of the time. The cumulative return of the Barclays Aggregate has been -12.86% on those 88 days, whereas VARBX’s cumulative return has been +2.21%. We view the Fund’s return stream to be a great complement to fixed income investments given that the Fund has displayed a low volatility profile, similar to what investors are used to seeing with investment-grade bonds, but has produced a return stream that is wholly uncorrelated to bonds. The Fund’s strategy has historically shown that it can thrive in a rising interest rate environment and, therefore, has done well in time periods in which an investor’s fixed income portfolio has suffered losses.

Within the portfolio, most of this past fiscal year was a relatively uneventful period of blocking and tackling. We experienced positive asymmetry between the Fund’s contributors and detractors, with twelve separate transactions contributing greater than +20 basis points while only two positions detracted at a greater magnitude than -20 basis points. One of the key aspects of our investment approach is that while “uneventful” carries a negative connotation for most strategies, it actually carries a positive connotation in the merger arbitrage community. The core opportunity is to benefit by the gradual narrowing of our deal spreads as the completion of each transaction gets closer. While there were several deal spreads that widened or became dislocated over the past year, our spreads generally narrowed to create a positive return stream for the year.

The performance of our investment in one merger did overwhelm some of the broader positive performance in the rest of the portfolio. That one deal was the sole reason the Fund’s absolute return was not higher for the one-year period. As both the Fund’s Advisor and a large investor within the fund, we take complete responsibility for the result. We spent several weeks doing a great deal of research, reflection, and post-mortems to dissect our investment process and risk management versus our recent performance. We were happy to share that information with our investors in our monthly commentaries and investor conference calls. Specifically, we attempted to evaluate and communicate how much of the negative profit & loss attribution in our investment in that one merger was due to exogenous risks, the depth of research we performed, a volatile environment, and our risk management efforts. Based on that review, we believe we took the necessary actions to begin generating the performance you expect from us once again. That included reducing our equity position in that specific transaction to better position the overall portfolio for the associated risks, which enabled the Fund to climb out of what was a -4% drawdown and recapture new equity highs by the end of the fiscal year. Ultimately, this fiscal year was very much a repeat of the last year and was defined by ample new investment opportunities, several closed mergers in our portfolio, reasonable volatility in our spreads, and profit attribution driven by positive spread developments. This type of activity is indicative of how we generally view a well-constructed arbitrage portfolio. It’s also notable that the vast majority of our deals are set to close in the next 60 days and we should see a crystallization of those spreads over that time frame. This is in no way an anchor on performance; however, our focus is to try and mitigate short-term volatility and realize the best risk adjusted returns for our portfolio into year-end, while also leaving us capital to invest in new opportunities as they arise in the coming weeks and months ahead.

When we go through our merger research process there are many variables to consider such as: securing financing; divesting or spinning assets; gaining anti-trust approval; and shareholder votes. All these risks factor in to determine how wide a deal spread may trade. Political risk has also become an important exogenous factor that requires careful consideration when evaluating deal risk. We have operated our strategy through the full range of prevailing M&A environments, and there have been several times historically where we have made the proactive decision to cut portfolio risk or avoid investing in rock-solid transactions for non-deal-specific reasons. Usually it is because we are seeing broader market volatility or a changing regulatory environment that does not make sense to us. However, this year, we have increased our sensitivity to geopolitical risk as a factor that might hinder deal completion. While the bulk of our research and work is focused on assessing deal-specific risks, we have put an emphasis on trying to understand where a possible trade war may seem concerning. Ultimately, we continue to believe that we should see a steady flow of investable mergers for the foreseeable future.

As for the opportunity set going forward, the North American M&A market continued its steady hum of activity this past year. Corporate cash hoards continue to pile up on balance sheets for future use in potential merger transactions, as large U.S. companies have conservatively accumulated hundreds of billions of dollars in cash instead of spending it on hiring workers and expanding their operations, according to Bloomberg. In the current moderate growth and still historically low interest rate environment, deal-making remains on the agenda of corporate executives. In our view, CEOs recognize that they cannot solely rely on organic growth in today’s market, and thus, they appear to be pursuing collaborative strategies and inorganic growth to improve their business models. Private equity firms have raised capital that needs to be put to work, with research firm Preqin pegging that dry-powder figure at a record $278 billion at the end of June. Ultimately, if companies continue searching for new and efficient business solutions, we expect M&A flow to remain vibrant and we will continue to thoughtfully allocate capital in the best risk adjusted merger transactions.

Vivaldi Multi-Strategy Fund

The Vivaldi Multi-Strategy Fund (the “Fund”) A and I Share Classes returned -1.89% and -1.60%, respectively, for the 1-year fiscal period ending 9/30/2018. The Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, finished the fiscal year period ending 9/30/2018 with a +1.59% return. While we were disappointed with the Fund results over the fiscal year, we do believe the current portfolio offers material upside potential on the return side of that comparison without us taking a portfolio positioning that would increase our expectations for portfolio volatility. The Fund set a trough in its peak-to-trough drawdown at -3.99% on 5/3/2018; however, the overall portfolio was -2.54% off its previous peak as of 9/30/2018.

Three of the (current) four underlying sub-strategies generated positive performance over the last year, but that was not enough to overcome negative performance from one sub-manager. Leading the way was the Fund’s Relative Value: Closed-End Fund strategy, which generated a +5.97% (gross) return for the 1-year fiscal period. The Fund’s Event Driven and Structured Credit sub-strategies also generated +3.68% and +2.57% performance, respectively, on a gross basis, over the period. On the negative side of the ledger, our Relative Value: Equity strategy has struggled and has been the primary factor that has led us to steadily reduce our allocation there over the course of the year. That sub-strategy generated a -6.71% return over the trailing 1-year period, which resulted in a -1.73% gross attribution to the Fund. Said differently, without the Relative Value: Equity sleeve, the overall Fund would have been positive return-wise over the last year. The team’s book has generated relative underperformance on both the long and short side over the fiscal year ending 9/30/2018. Despite that challenged performance, particularly on the short side of the portfolio, our team continues to pound the table on the opportunity set on that side of their book heading into next year. When the team finds businesses for which they expect the narrative to change and valuations are egregiously high, they will take convicted short positions accordingly. Over the past year, these short positions in aggregate were not profitable. However, short-term share price movements come and go. We are believers that intermediate and long-term performance is far more likely to be underpinned by actual company results than market sentiment. The overall RV: Equity portfolio continues to be a collection of positions in the securities of specific businesses with idiosyncratic drivers of potential future performance. While we have a high degree of confidence in the team’s ability to generate strong performance across the long and short portfolio, we have reduced the overall allocation to RV: Equity from 30% at the start of the year to 20% by the close of September which has helped mitigate the impact of this rough patch.

Importantly, the overall correlation benefit across the four strategies remains robust, as the Fund’s volatility remains very low at 2.85% on an annualized basis. That volatility is substantially lower than the weighted-average volatility of the four sub-strategies. This is also evident in the fact that the 1.2 Return/Risk Ratio of the Fund is higher than the Return/Risk Ratio of some of the underlying strategies on a stand-alone basis. Impressively, the Fund has generated this result with an overall exposure to equity markets that remains within our tight bound around neutral, closing the month at 7.4% net long. The Fund’s delta-adjusted gross exposure finished the month at 135.6%. Both those metrics have been virtually unchanged month-over-month.

We believe in the power of conviction-weighted portfolios and think that one of the main challenges to multi-alternative mutual funds historically has been overly diversified portfolios that largely net themselves out to minimal returns. In that vein, we currently allocate to four sub-strategies within the overall Fund. One of our key responsibilities is to remain constantly vigilant with respect to balancing the portfolio across the best mix of underlying strategies, attempting to provide the best chance to meet or exceed our absolute return mandate with a stable risk profile. The underlying strategies in the portfolio were largely selected for their attractive correlation benefits when viewed alongside one another and, thus, the portfolio tends to run relatively balanced from a strategy exposure perspective. Importantly, shifts between strategy allocations tend to be incremental in nature in which one strategy may see a decrease in allocation across the course of a quarter or two while that harvested capital will be pushed to another underlying team with a more active opportunity set. At the end of the fiscal year period, the Fund sub-strategy allocations were as follows: Relative Value Closed-End Funds (30%); Event Driven Merger Arbitrage (28%); Relative Value Equity (20%); and Structured Credit (20%).

WV Concentrated Equities Fund

The WV Concentrated Equities Fund (the “Fund”) A and I Share Classes both returned +4.83% for the 1-year fiscal period ending 9/30/2018. For comparative purposes, the Russell 2500 Index gained +16.19% over that timeframe.

While the past year was a difficult period for active equity managers, we take full responsibility for our result and are fully committed to turning performance around as we head into this upcoming year. Despite the trailing 1-year challenges, we have conviction in ourselves and our strategy for three key reasons. First and foremost, we believe we have a truly differentiated process. Second, we strive to provide a long-term, “evergreen” strategy that we believe can provide for growth of capital over market cycles. To us, being “evergreen” means consistently applying our repeatable process to assessing securities yet being flexible as to how we strive to profit in any one year from a portfolio level (i.e. value, special situations, spin-offs, etc.). Many firms can perform for a few years based on a certain environment, trend, or theme, yet it is our firm’s goal to deliver across market environments and over time. “Evergreen” firms build upon their core competencies and continue refining and honing their skill sets. We strive towards being “evergreen” daily, and we believe our intermediate- and longer-term performance is a reflection of that work. Third and finally, we have had real success historically rebounding from short-term underperformance. After re-underwriting each position (as we do every quarter), we believe the vast majority of recent adverse price movements are short term “noise” relative to our 3 to 5-year investment thesis. We did own a couple of positions which posted results that disconfirmed our original investment thesis, and we did close those positions. However, we believe the bulk of our losses are transitory and can be recaptured in the coming quarters.

The objective of our investment process is to produce a unique return stream that not only provides growth of capital for our investors, but also one that cannot be replicated by what we believe to be inferior equities strategies (i.e. buying and/or trading a few stocks, owning exchange-traded funds (ETFs), or simply being passively long the market). We believe that the more we invest based on our process, the more idiosyncratic (or less broad market-driven) our performance can be while still delivering an equities-based solution for investors. Our team is full of people who have shared in our success over the past several years. Each team member has a strong pedigree and background investing in corporate equity securities. Portfolio Manager Kyle Mowery has successfully managed capital within the Fund as well as his limited partnership hedge fund, GrizzlyRock Value Partners, LP, over many years.

Within the WV Concentrated Equities Fund, we have constructed a high-conviction, actively-managed portfolio that is not subject to benchmark tracking-error constraints. The portfolio is comprised of 30-50 long holdings, diversified by sector and industry. The day-to-day work of the Portfolio Manager Kyle Mowery and his team is to do the deep, bottom-up, fundamental research on the core earnings power of these companies that informs a highly-differentiated view on what earnings and/or cash flow of the businesses are likely to be. The team has proven particularly adept at building a conviction-weighted portfolio of these names that looks to have a meaningful concentration in their best ideas without leaving the portfolio overly exposed to the market or other underlying factor tilts. The investment criterion seeks to identify substantially mispriced securities with positively skewed return-to-risk asymmetry, defined as a 40%+ mispricing risk over a 3- to -5-year horizon. Importantly, the team looks to source misunderstood, off-the-run, complex situations that are unlikely to overlap with major equity market indices. In fact, the portfolio has virtually zero stock overlap with the S&P 500 Index throughout time. The idea is to execute upon a handful of best ideas and to conviction-weight those positions, as opposed to diversifying to simply reduce tracking error to the market. From a portfolio construction perspective, the sizing of those companies is based on upside/downside asymmetry and margin of safety at the individual security level. Risk management is embedded in our process at both the individual position and overall portfolio level. We also employ cash, hedges, and idiosyncratic shorts to further manage risk.

As for how we think about this past fiscal year, it is important to note that, by construction, the Fund is a high-conviction, concentrated, active portfolio that is not subject to benchmark tracking error constraints. With that mandate, the performance of the portfolio quarter-to-quarter – and even over a full fiscal year period – is inherently driven by the idiosyncratic risk that is assumed through the fundamental analysis that the team employs at the individual company level. This past year was a period in which being differentiated did not work out for us. Investing in misunderstood situations and more undiscovered opportunities proved to be costly. The Fund had eight positions which each detracted more than -50 basis points of negative gross attribution during the past year. While that was more than offset by eleven positions that positively contributed greater than +50 basis points (gross) during the year, we would not expect to have that many positions materially detract from Fund performance, especially during a bull market period. Historically, we have done best in choppier markets in which there is significant dispersion in stocks, ample trading opportunities, and emotionally-driven dislocations. While that assertion is not supported in our fiscal year result, we are very excited about the near-term opportunity set for our strategy going forward.

Ultimately, as the season turns decidedly to fall, the market appears to have many reasons for concern. We believe the Fund is positioned well for a market environment in which risks are considered. We continue to operate with little overlap to broader equity indices and a focus on free cash flow generation. We are executing our strategy by focusing on company-level drivers while seeking to mitigate market and factor risk. While the past fiscal year was underwhelming from an absolute return standpoint, we remain confident in our underlying process. We look forward to returning to historically strong performance as soon as possible.

As always, we thank you for your continued support and intend to work hard to maintain it.

Kind Regards,

Michael Peck, CFA President, Co-Chief Investment Officer mpeck@vivaldicap.com	Brian R. Murphy Portfolio Manager bmurphy@vivaldicap.com

The views were those of the Portfolio Fund Managers as of September 30, 2018 and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Funds as of the date of this material. All current and future holdings are subject to risk and to change.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Funds’ performance. Investments in foreign securities involve greater volatility and political, economic, and currency risks and difference in accounting methods. These risks are greater for emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Funds may use leverage which may exaggerate the effect of any securities or the Net Asset Value of the Funds, and money borrowed will be subjected to interest costs. In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Funds. If a put or call option purchased by one of the Funds expires without being sold or exercised, the Fund will lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds may invest in mortgage backed securities that include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Multi-investment management styles may lead to higher transaction expenses compared to a single investment management styles. Outcomes depend on the skill of the sub-advisers and Funds (ETFs), which may trade at a discount to the aggregate value of the underlying securities, and, although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. For a complete description of risks please read the prospectus.

Vivaldi Asset Management is the Adviser to the Vivaldi Merger Arbitrage Fund, the Vivaldi Multi-Strategy Fund, and the WV Concentrated Equities Fund (collectively, the “Funds.”). IMST Distributors, LLC is the distributor for the Funds.

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2018 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Total Return Index during the periods shown. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Average Annual Total Returns as of September 30, 2018	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A¹	0.57%	3.24%	4.36%
Class I²	0.94%	3.55%	4.65%
After deducting maximum sales charge
Class A¹	-5.23%	2.02%	3.74%
Bloomberg Barclays US Aggregate Bond Index	-1.22%	2.16%	3.77%
S&P 500 Total Return Index	17.91%	13.95%	11.97%

[1]	Maximum sales charge for Class A shares is 5.75%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

Gross expense ratios for Class A and I shares were 3.05% and 2.76%, respectively, and net expense ratios for Class A and I shares after recoupment of waived fees and/or reimbursed were 3.06% and 2.77%, respectively, which were the amounts stated in the current prospectus dated February 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively, such fee waiver of expense absorption was not necessary for the year ended September 30, 2018, as the annual fund expenses fell below its threshold. This agreement is in effect until January 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2018 (Unaudited) – Continued

The Fund commenced investment operations on October 1, 2015, after the reorganization of Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies such as the Fund. Performance results shown in the graph and the performance table above for the period prior to October 1, 2015 reflect the performance of the Predecessor Fund.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

The Bloomberg Barclays US Aggregate Bond Index is market capitalization weighted and includes treasury securities, government agency bonds, mortgage backed bonds and corporate bonds. It excludes municipal bonds and treasury inflation-protected securities because of tax treatment. The S&P 500 Total Return Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Average Annual Total Returns as of September 30, 2018	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-1.89%	2.65%	2.77%	2.12%	04/30/12
Class I²	-1.60%	2.96%	3.08%	2.44%	04/30/12
After deducting maximum sales charge
Class A¹	-6.81%	0.91%	1.72%	1.31%	04/30/12
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.84%	0.52%	0.43%	04/30/12
[1]	Maximum sales charge for Class A shares is 5.00%.

[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

The Fund’s expense ratios were 3.78% and 3.48% for Class A shares and Class I shares, respectively, which were the amounts stated in the current prospectus dated February 1, 2018, as supplemented July 31, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until January 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2018 (Unaudited) – Continued

The Fund commenced investment operations on December 16, 2016, after the reorganization of Vivaldi Orinda Macro Opportunities Fund, which commenced operations on April 30, 2012 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to December 16, 2016 reflect the performance of the Predecessor Fund.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. Dollar denominated U.S. Treasury Bills publicly issued in the U.S. Domestic Market with a remaining term to final maturity of less than 3 months. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not available for investment.

WV Concentrated Equities Fund

FUND PERFORMANCE at September 30, 2018 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2500 Index and the S&P 500 Total Return Index. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Average Annual Total Returns as of September 30, 2018	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	4.83%	2.93%	04/28/17
Class I²	4.83%	2.99%	04/28/17
After deducting maximum sales charge
Class A¹	-1.21%	-1.27%	04/28/17
Russell 2500 Index	16.19%	15.87%	04/28/17
S&P 500 Index	17.91%	17.42%	04/28/17

[1]	Maximum sales charge for Class A shares is 5.75%.

[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

The Fund’s expense ratios were 1.53% and 1.28% for Class A shares and Class I shares, respectively, which were the amounts stated in the current prospectus dated February 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.45% and 1.20% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until January 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

WV Concentrated Equities Fund

FUND PERFORMANCE at September 30, 2018 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2500 Index is a market cap weighted index featuring 2,500 stocks that cover small and mid-cap market capitalization companies. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. These indices do not reflect expenses, fees or sales charges, which would lower performance. The indices are unmanaged and they are not available for investment.

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2018

Number of Shares		Value
	Common Stocks – 117.9%
	Aerospace/Defense – 12.7%
499,329	Rockwell Collins, Inc.[3]	$70,140,745
	Appliances – 4.7%
181,617	SodaStream International Ltd.*1,3	25,985,760
	Chemicals-Specialty – 0.6%
46,923	KMG Chemicals, Inc.	3,545,502
	Commercial Banks-Western US – 1.4%
338,066	CoBiz Financial, Inc.[3]	7,484,781
	Commercial Services – 0.8%
198,181	Reis, Inc.[3]	4,558,163
	Computer Services – 3.9%
395,709	Convergys Corp.[3]	9,394,132
74,022	Dell Technologies, Inc. Class V - Class V*3	7,189,017
131,245	Engility Holdings, Inc.*	4,723,507
		21,306,656
	Data Processing/Management – 1.6%
60,691	Dun & Bradstreet Corp.[3]	8,649,074
	Enterprise Software/Service – 6.0%
748,312	CA, Inc.[3]	33,037,975
	Food-Misc/Diversified – 11.8%
1,001,768	Pinnacle Foods, Inc.[3]	64,924,584
	Gambling (Non-Hotel) – 4.3%
709,697	Pinnacle Entertainment, Inc.*3	23,909,692
	Gas-Distribution – 2.8%
217,713	Vectren Corp.[3]	15,564,302
	Medical Products – 2.5%
508,474	K2M Group Holdings, Inc.*3	13,916,933
	Medical-HMO – 11.6%
315,612	Aetna, Inc.[3]	64,021,894
	Multimedia – 8.5%
936,668	Twenty-First Century Fox, Inc. - Class A3	43,395,829
78,438	Twenty-First Century Fox, Inc. - Class B3	3,594,029
		46,989,858
	Oil & Gas Drilling – 0.8%
134,348	Ocean Rig UDW, Inc. - Class A*1,3	4,651,128
	Oil Comp-Exploration & Production – 7.7%
494,655	Energen Corp.*3	42,624,421
	Oil Refining & Marketing – 13.5%
485,061	Andeavor[3]	74,456,864
	Pharmacy Services – 1.2%
71,684	Express Scripts Holding Co.*	6,810,697

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS  - Continued

As of September 30, 2018

Number of Shares		Value
	Common Stocks (Continued)
	Pipelines – 5.0%
15,845	Dominion Energy Midstream Partners LP	$283,626
771,354	Spectra Energy Partners LP3	27,545,051
		27,828,677
	REITS-Diversified – 6.0%
1,310,457	Forest City Realty Trust, Inc. – REIT[3]	32,879,366
	REITS-Hotels – 5.4%
856,187	LaSalle Hotel Properties - REIT[3]	29,615,508
	REITS-Single Tenant – 0.2%
36,767	Select Income REIT - REIT	806,668
	REITS-Warehouse/Industries – 4.6%
923,056	Gramercy Property Trust - REIT[3]	25,328,657
	Super-Regional Banks-US – 0.3%
56,901	Fifth Third Bancorp	1,588,676
	Total Common Stocks (Cost $634,742,111)	650,626,581

Number of Contracts
	Purchased Options Contracts – 0.1%
	Call Options – 0.0%
	NXP Semiconductors N.V.
	Exercise Price: $115.00, Notional Amount: $2,852,000,
248	Expiration Date: January 18, 2019*	6,696
	Total Call Options (Cost $248,381)	6,696
	Put Options – 0.1%
	Aetna, Inc.
	Exercise Price: $180.00, Notional Amount: $4,266,000,
237	Expiration Date: January 18, 2019*	18,249
	Exercise Price: $180.00, Notional Amount: $28,026,000,
1,557	Expiration Date: October 19, 2018*	112,883
	Rockwell Collins, Inc.
	Exercise Price: $130.00, Notional Amount: $21,957,000,
1,689	Expiration Date: October 19, 2018*	135,120
	Total PUT Options (Cost $305,139)	266,252
	Total Purchased Options Contracts (Cost $553,520)	272,948

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS  - Continued

As of September 30, 2018

Number of Shares		Value
	Short-Term Investments – 0.0%
249,865	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 1.86%[2,3]	$249,865
	Total Short-Term Investments (Cost $249,865)	249,865

	Total Investments – 118.0% (Cost $635,545,496)	651,149,394
	Liabilities in Excess of Other Assets – (18.0)%	(99,384,931)
	Total Net Assets – 100.0%	$551,764,463
	Securities Sold Short – (47.2)%
	Common Stocks – (47.2)%
	Aerospace/Defense-Equipment – (4.7)%
(184,784)	United Technologies Corp.	$(25,834,651)
	Commercial Banks-Central US – (1.3)%
(57,472)	BOK Financial Corp.	(5,590,876)
(39,243)	MB Financial, Inc.	(1,809,495)
		(7,400,371)
	Computer Services – (0.2)%
(14,154)	Science Applications International Corp.	(1,140,812)
	Electric-Integrated – (0.0)%
(3,911)	Dominion Energy, Inc.	(274,865)
	Electronic Parts Distributor – (0.6)%
(40,992)	SYNNEX Corp.	(3,472,022)
	Food-Misc/Diversified – (4.0)%
(650,548)	Conagra Brands, Inc.	(22,099,116)
	Medical-HMO – (0.7)%
(17,449)	Cigna Corp.	(3,633,754)
	Oil & Gas Drilling – (0.5)%
(216,676)	Transocean Ltd.*1	(3,022,630)
	Oil Comp-Exploration & Production – (7.8)%
(318,655)	Diamondback Energy, Inc.	(43,078,970)
	Oil Refining & Marketing – (11.5)%
(792,046)	Marathon Petroleum Corp.	(63,339,919)
	Pharmacy Services – (3.8)%
(264,420)	CVS Health Corp.	(20,815,142)
	Pipelines – (5.0)%
(856,971)	Enbridge, Inc.[1]	(27,671,594)
	Racetracks – (1.8)%
(297,998)	Penn National Gaming, Inc.*	(9,810,094)
	REITS-Hotels – (3.5)%
(525,957)	Pebblebrook Hotel Trust - REIT	(19,129,056)

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS  - Continued

As of September 30, 2018

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	REITS-Office Property – (0.1)%
(38,239)	Government Properties Income Trust - REIT	$(431,718)
	REITS-Warehouse/Industries – (0.1)%
(17,100)	Industrial Logistics Properties Trust - REIT	(393,471)
	Rental Auto/Equipment – (0.8)%
(311,578)	Rent-A-Center, Inc.*	(4,480,492)
	Semiconductor Equipment – (0.2)%
(9,375)	Cabot Microelectronics Corp.	(967,219)
	Software Tools – (0.6)%
(22,395)	VMware, Inc. - Class A*	(3,494,964)
	Total Common Stocks (Proceeds $254,353,929)	(260,490,860)

	Total Securities Sold Short (Proceeds $254,353,929)	$(260,490,860)

Number of Contracts
	WRITTEN Options Contracts – (0.0)%
	Call Options – (0.0)%
	Twenty-First Century Fox, Inc. - Class A
	Exercise Price: $55.00, Notional Amount: $(1,732,500),
(315)	Expiration Date: October 19, 2018*	$(788)
	Exercise Price: $45.00, Notional Amount: $(5,994,000),
(1,332)	Expiration Date: October 19, 2018*	(193,140)
	Exercise Price: $45.00, Notional Amount: $(481,500),
(107)	Expiration Date: October 12, 2018*	(23,540)
	United Technologies Corp.
	Exercise Price: $134.00, Notional Amount: $(361,800),
(27)	Expiration Date: October 13, 2018*	(17,145)
	Total call Options (Proceeds $121,892)	(234,613)
	Put Options – (0.0)%
	Twenty-First Century Fox, Inc. - Class A
	Exercise Price: $47.00, Notional Amount: $(799,000),
(170)	Expiration Date: October 19, 2018*	(20,400)
	Exercise Price: $45.00, Notional Amount: $(121,500),
(27)	Expiration Date: October 19, 2018*	(540)
	Exercise Price: $44.00, Notional Amount: $(118,800),
(27)	Expiration Date: October 19, 2018*	(270)
	Total put Options (Proceeds $21,065)	(21,210)

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS  - Continued

As of September 30, 2018

Value
Total WRITTEN Options Contracts (Proceeds $142,957)	$(255,823)

LP – Limited Partnership

REIT – Real Estate Investment Trust

*	Non-income producing security.

[1]	Foreign security denominated in U.S. Dollars.

[2]	The rate is the annualized seven-day yield at period end.

[3]	All or a portion of this security is segregated as collateral for securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of September 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Oil Refining & Marketing	13.5%
Aerospace/Defense	12.7%
Food-Misc/Diversified	11.8%
Medical-HMO	11.6%
Multimedia	8.5%
Oil Comp-Exploration & Production	7.7%
Enterprise Software/Service	6.0%
REITS-Diversified	6.0%
REITS-Hotels	5.4%
Pipelines	5.0%
Appliances	4.7%
REITS-Warehouse/Industries	4.6%
Gambling (Non-Hotel)	4.3%
Computer Services	3.9%
Gas-Distribution	2.8%
Medical Products	2.5%
Data Processing/Management	1.6%
Commercial Banks-Western US	1.4%
Pharmacy Services	1.2%
Oil & Gas Drilling	0.8%
Commercial Services	0.8%
Chemicals-Specialty	0.6%
Super-Regional Banks-US	0.3%
REITS-Single Tenant	0.2%
Total Common Stocks	117.9%
Purchased Options Contracts	0.1%
Short-Term Investments	0.0%
Total Investments	118.0%
Liabilities in Excess of Other Assets	(18.0)%
Total Net Assets	100.0%

Please refer to the Schedule of Investments for more information on securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2018

Principal Amount		Value
	ASSET-BACKED SECURITIES – 3.8%
	Ashford Hospitality Trust
$250,000	Series 2018-KEYS, Class F, 8.158% (LIBOR 1 Month+600 basis points), 5/15/2035[1,2,3]	$250,313
	Atlas Senior Loan Fund III Ltd.
1,000,000	Series 2013-1A, Class DR, 4.912% (LIBOR 3 Month+260 basis points), 11/17/2027[1,2,3]	992,691
	Deephaven Residential Mortgage Trust
125,000	Series 2017-3A, Class B1, 4.814%, 10/25/2047[1,3,4] Morgan Stanley Capital I Trust	124,951
250,000	Series 2017-JWDR, Class E, 5.208% (LIBOR 1 Month+305 basis points), 11/15/2034[1,2,3]	251,406
250,000	Series 2017-JWDR, Class F, 6.208% (LIBOR 1 Month+405 basis points), 11/15/2034[1,2,3]	251,406
	RBSSP Resecuritization Trust
777,756	Series 2009-10, Class 2A2, 2.000%, 1/26/2037[1,3,4]	522,264
	WFRBS Commercial Mortgage Trust
100,000	Series 2014-C24, Class C, 4.290%, 11/15/2047[3,4]	94,836
	TOTAL ASSET-BACKED SECURITIES (Cost $2,499,496)	2,487,867

Number of Shares
	CLOSED-END FUNDS – 23.9%
17,708	Aberdeen Emerging Markets Equity Income Fund, Inc.[8]	121,477
90,771	Aberdeen Total Dynamic Dividend Fund[8]	796,969
11,586	Advent Claymore Convertible Securities and Income Fund[8]	181,553
39,056	AllianzGI Convertible & Income 2024 Target[8]	359,315
30,915	AllianzGI NFJ Dividend Interest & Premium Strategy Fund[8]	404,987
1,455	BlackRock Municipal 2030 Target Term Trust[8]	30,133
11,151	BlackRock Resources & Commodities Strategy Trust[8]	101,140
52,351	BrandywineGLOBAL Global Income Opportunities Fund, Inc.[8]	569,579
57,810	Clough Global Opportunities Fund[8]	626,660
35,671	Cornerstone Strategic Value Fund, Inc.[8]	499,394
13,547	Cornerstone Total Return Fund, Inc. [8]	188,032
87,556	Delaware Enhanced Global Dividend & Income Fund[8]	980,627
37,395	Eagle Growth & Income Opportunities Fund[8]	569,489
1,156	Eaton Vance Limited Duration Income Fund[8]	14,658
3	Franklin Ltd. Duration Income Trust[8]	31
3	Gabelli Convertible and Income Securities Fund, Inc.[8]	17
53,588	Garrison Capital, Inc.[8]	443,709
14,498	High Income Securities Fund	137,441
53,893	Highland Floating Rate Opportunities Fund[8]	831,030
49,679	Invesco High Income Trust II8	681,099
80,249	Invesco Senior Income Trust[8]	345,071
24,562	Kayne Anderson MLP/Midstream Investment Co.[8]	438,432

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2018

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
26,398	Lazard World Dividend & Income Fund, Inc.[8]	$275,595
41,670	Madison Covered Call & Equity Strategy Fund[8]	320,442
80,053	Managed Duration Investment Grade Municipal Fund[8]	244,162
44,379	Morgan Stanley Emerging Markets Debt Fund, Inc.[8]	384,766
31,139	Morgan Stanley Emerging Markets Fund, Inc.[8]	485,768
21,176	NexPoint Strategic Opportunities Fund[8]	474,342
19,856	Nuveen Credit Strategies Income Fund[8]	158,252
8,911	Nuveen Emerging Markets Debt 2022 Target Term Fund[8]	72,892
8,549	Nuveen Intermediate Duration Quality Municipal Term Fund[8]	105,238
13,493	Nuveen Mortgage Opportunity Term Fund[8]	323,832
30,287	Nuveen Mortgage Opportunity Term Fund 2[8]	696,601
72,220	PGIM Global Short Duration High Yield Fund, Inc.[8]	1,001,691
5,327	PGIM Short Duration High Yield Fund, Inc.[8]	75,324
7,746	Special Opportunities Fund, Inc.[8]	116,345
23,520	Sprott Focus Trust, Inc.[8]	173,578
60,176	Templeton Emerging Markets Income Fund[8]	601,760
70,508	Templeton Global Income Fund[8]	431,509
3,077	The China Fund, Inc.[8]	60,309
8,461	The India Fund, Inc.[8]	187,242
33,080	Tortoise MLP Fund, Inc.[8]	531,926
26,057	Virtus Total Return Fund, Inc.[8]	274,120
37,287	Voya Prime Rate Trust[8]	185,689
11,472	Western Asset Global High Income Fund, Inc.[8]	104,510
	TOTAL CLOSED-END FUNDS (Cost $15,930,890)	15,606,736

Principal Amount
	COLLATERALIZED MORTGAGE OBLIGATIONS – 13.4%
	Alternative Loan Trust
$64,534	Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035[3]	63,126
	Alternative Loan Trust
315,841	Series 2006-6CB, Class 2A3, 5.750%, 5/25/2036[3]	222,319
	Alternative Loan Trust
13,681,152	Series 2006-HY10, Class 1X, 0.476%, 5/25/2036[3,4]	193,602
	COMM Mortgage Trust
250,000	Series 2013-CR10, Class D, 4.972%, 8/10/2046[1,3,4]	226,025
	COMM Mortgage Trust
250,000	Series 2014-LC17, Class C, 4.709%, 10/10/2047[3,4]	246,789
	CSMC Mortgage-Backed Trust
560,977	Series 2006-6, Class 1A4, 6.000%, 7/25/2036[3]	462,668
	Deutsche Alt-A Securities Mortgage Loan Trust
284,975	Series 2006-AR3, Class A6, 2.496% (LIBOR 1 Month+28 basis points), 8/25/2036[2,3]	270,002

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Deutsche Alt-B Securities Mortgage Loan Trust
$480,042	Series 2006-AB1, Class A1C, 5.665%, 2/25/2036[3,4]	$461,487
	GreenPoint Mortgage Funding Trust
167,356	Series 2006-OH1, Class A1, 2.396% (LIBOR 1 Month+18 basis points), 1/25/2037[2,3]	159,831
	HarborView Mortgage Loan Trust
230,689	Series 2006-13, Class A, 2.348% (LIBOR 1 Month+18 basis points), 11/19/2046[2,3]	197,902
	Impac CMB Trust
144,230	Series 2004-10, Class 3A1, 2.916% (LIBOR 1 Month+70 basis points), 3/25/2035[2,3]	135,747
	IndyMac INDA Mortgage Loan Trust
3,817	Series 2007-AR2, Class A1, 4.208%, 6/25/2037[3,4]	3,517
	IndyMac INDX Mortgage Loan Trust
1,514,346	Series 2005-AR18, Class 1X, 1.444%, 10/25/2036[3,4]	68,562
	IndyMac INDX Mortgage Loan Trust
496,081	Series 2006-AR3, Class 2A1C, 3.729%, 3/25/2036[3,4]	454,164
	JP Morgan Alternative Loan Trust
590,548	Series 2006-S2, Class A5, 6.380%, 5/25/2036[3,5]	491,033
	Luminent Mortgage Trust
218,579	Series 2006-6, Class A2B, 2.456% (LIBOR 1 Month+24 basis points), 10/25/2046[2,3]	178,072
	MASTR Alternative Loan Trust
352,426	Series 2005-5, Class 3A1, 5.750%, 8/25/2035[3]	295,341
	MASTR Alternative Loan Trust
588,943	Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047[3]	462,885
	Merrill Lynch Alternative Note Asset Trust
675,884	Series 2007-A2, Class A3A, 2.326% (LIBOR 1 Month+11 basis points), 3/25/2037[2,3]	292,506
	Morgan Stanley Mortgage Loan Trust
606,527	Series 2006-13AX, Class A2, 2.556% (LIBOR 1 Month+34 basis points), 10/25/2036[2,3]	313,873
	Morgan Stanley Mortgage Loan Trust
383,516	Series 2007-7AX, Class 2A1, 2.336% (LIBOR 1 Month+12 basis points), 4/25/2037[2,3]	188,595
	RALI Trust
493,841	Series 2006-QA4, Class A, 2.396% (LIBOR 1 Month+18 basis points), 5/25/2036[2,3]	445,602
	RALI Trust
488,688	Series 2006-QO9, Class 1A3A, 2.416% (LIBOR 1 Month+20 basis points), 12/25/2046[2,3]	430,059
	RALI Trust
328,811	Series 2006-QS16, Class A7, 6.000%, 11/25/2036[3]	292,019
	RALI Trust
218,554	Series 2006-QS6, Class 1A2, 6.000%, 6/25/2036[3]	198,923

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$327,915	Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036[3]	$298,461
	RALI Trust
466,196	Series 2007-QS5, Class A1, 5.500%, 3/25/2037[3]	417,748
	Residential Asset Securitization Trust
676,840	Series 2006-A4, Class 2A1, 2.916% (LIBOR 1 Month+70 basis points), 5/25/2036[2,3]	616,453
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
95,078	Series 2006-AR3, Class A1A, 2.815% (12MTA+97 basis points), 5/25/2046[2,3]	84,535
	Wells Fargo Commercial Mortgage Trust
700,000	Series 2015-C27, Class D, 3.768%, 2/15/2048[1]	575,529
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,843,409)	8,747,375

Number of Shares
	COMMON STOCKS – 53.5%
	COMMUNICATIONS – 4.5%
126,817	eDreams ODIGEO S.A.*	550,674
59,581	Houghton Mifflin Harcourt Co.*8	417,067
10,307	IMAX Corp.*6,8	265,921
34,277	Twenty-First Century Fox, Inc. - Class A8	1,588,053
2,520	Twenty-First Century Fox, Inc. - Class B	115,466
		2,937,181
	CONSUMER DISCRETIONARY – 7.0%
27,507	BlueLinx Holdings, Inc.*8	866,195
16,939	Century Communities, Inc.*8	444,649
24,623	Pinnacle Entertainment, Inc.*8	829,549
66,319	Potbelly Corp.*8	815,724
183,737	Restaurant Group PLC	713,681
6,384	SodaStream International Ltd.*6,8	913,423
		4,583,221
	CONSUMER STAPLES – 5.4%
41,629	Darling Ingredients, Inc.*8	804,272
34,939	Pinnacle Foods, Inc.[8]	2,264,397
25,467	Primo Water Corp.*8	459,679
		3,528,348
	ENERGY – 8.4%
16,496	Andeavor[8]	2,532,136
559	Dominion Energy Midstream Partners LP	10,006
17,284	Energen Corp.*8	1,489,362
19,618	Green Plains, Inc.[8]	337,430
4,739	Ocean Rig UDW, Inc. - Class A*6,8	164,064

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
26,669	Spectra Energy Partners LP8	$952,350
		5,485,348
	FINANCIALS – 10.0%
46,800	Barings BDC, Inc.[8]	468,468
13,056	Big Rock Partners Acquisition Corp.*8	130,560
16,608	CM Seven Star Acquisition Corp.*6,8	167,077
11,784	CoBiz Financial, Inc.[8]	260,898
6,952	Draper Oakwood Technology Acquisition, Inc. - Class A*8	65,279
58,705	Exantas Capital Corp.[8]	644,581
2,007	Fifth Third Bancorp[8]	56,036
45,069	Forest City Realty Trust, Inc. – REIT[8]	1,130,781
31,494	Gramercy Property Trust - REIT[8]	864,195
94,796	Great Elm Capital Group, Inc.*8	308,087
16,198	GSV Capital Corp*8	111,928
17,430	Haymaker Acquisition Corp.*8	170,117
7,958	Industrea Acquisition Corp. - Class A*8	81,172
30,253	LaSalle Hotel Properties - REIT[8]	1,046,451
10,839	Legacy Acquisition Corp.*8	105,464
20,144	Leisure Acquisition Corp.*8	195,195
7,150	Modern Media Acquisition Corp.*8	71,929
155,154	OHA Investment Corp.[8]	235,058
26,182	One Madison Corp.*6,8	254,489
8,568	Pensare Acquisition Corp.*8	85,337
1,297	Select Income REIT[8]	28,456
		6,481,558
	HEALTH CARE – 4.5%
10,950	Aetna, Inc.[8]	2,221,207
2,511	Express Scripts Holding Co.*	238,570
17,861	K2M Group Holdings, Inc.*8	488,856
		2,948,633
	INDUSTRIALS – 4.1%
17,626	Rockwell Collins, Inc.[8]	2,475,924
96,564	Vertex Energy, Inc.*	165,125
		2,641,049
	MATERIALS – 1.8%
11,835	AdvanSix, Inc.*8	401,798
13,066	Berry Global Group, Inc.*8	632,264
1,536	KMG Chemicals, Inc.	116,060
		1,150,122
	TECHNOLOGY – 6.4%
58,504	Adesto Technologies Corp.*8	348,099

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
24,503	CA, Inc.[8]	$1,081,808
13,957	Convergys Corp.[8]	331,339
2,541	Dell Technologies, Inc. - Class V*8	246,782
2,024	Dun & Bradstreet Corp.	288,440
4,731	Engility Holdings, Inc.*	170,269
70,283	EXFO, Inc.*6,8	267,075
3,039	MicroStrategy, Inc. - Class A*8	427,344
3,600	OneSpan, Inc.*8	68,580
10,274	pdvWireless, Inc.*8	348,289
6,914	Reis, Inc.[8]	159,022
84,728	Telenav, Inc.*8	427,876
		4,164,923
	UTILITIES – 1.4%
15,255	Luxfer Holdings PLC[6,8]	354,679
7,738	Vectren Corp.[8]	553,189
		907,868
	TOTAL COMMON STOCKS (Cost $33,705,092)	34,828,251

Principal Amount
	CORPORATE BONDS – 2.4%
	FINANCIALS – 2.4%
	Allegiance Bank
$300,000	5.250% (LIBOR 3 Month+303 basis points), 12/15/2027[3,4]	297,882
	Atlantic Capital Bancshares, Inc.
200,000	6.250% (LIBOR 3 Month+468 basis points), 9/30/2025[1,3,4]	201,897
	ConnectOne Bancorp, Inc.
300,000	5.200% (LIBOR 3 Month+284 basis points), 2/1/2028[3,4]	296,607
	Independent Bank Group, Inc.
300,000	5.000% (LIBOR 3 Month+283 basis points), 12/31/2027[3,4]	297,421
	MB Financial Bank N.A.
500,000	4.000% (LIBOR 3 Month+187 basis points), 12/1/2027[3,4]	490,976
		1,584,783
	TOTAL CORPORATE BONDS (Cost $1,605,697)	1,584,783

Number of Shares
EXCHANGE TRADED DEBT SECURITIES – 2.0%
FINANCIALS – 2.0%
Capital Southwest Corp.
9,971	5.950%, 12/15/2022[3,8]	254,260

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2018

Number of Shares		Value
	EXCHANGE TRADED DEBT SECURITIES (Continued)
	FINANCIALS (Continued)
	KCAP Financial, Inc.
3,743	6.125%, 9/30/2022[3,8]	$94,324
	Monroe Capital Corp.
4,233	5.750%, 10/31/2023[3,8]	105,486
	Oxford Square Capital Corp.
19,940	6.500%, 3/30/2024[3,8]	500,394
	Stellus Capital Investment Corp.
6,407	5.750%, 9/15/2022[3,8]	160,816
	THL Credit, Inc.
6,730	6.750%, 12/30/2022[3,8]	169,596
	TriplePoint Venture Growth BDC Corp.
1,353	5.750%, 7/15/2022[3,8]	33,839
		1,318,715
	TOTAL EXCHANGE TRADED DEBT SECURITIES (Cost $1,310,087)	1,318,715

Number of Contracts
	PURCHASED OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	NXP Semiconductors N.V.
18	Exercise Price: $115.00, Notional Amount: $207,000, Expiration Date: January 18, 2019*	486
	TOTAL CALL OPTIONS (Cost $18,028)	486
	PUT OPTIONS – 0.0%
	Aetna, Inc.
55	Exercise Price: $180.00, Notional Amount: $990,000, Expiration Date: October 19, 2018*	3,987
8	Exercise Price: $180.00, Notional Amount: $144,000, Expiration Date: January 18, 2019*	616
	Rockwell Collins, Inc.
59	Exercise Price: $130.00, Notional Amount: $767,000, Expiration Date: October 19, 2018*	4,720
	TOTAL PUT OPTIONS (Cost $10,689)	9,323
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $28,717)	9,809

Number of Shares
	RIGHTS – 0.1%
13,056	Big Rock Partners Acquisition Corp., Expiration Date: July 3, 2019*8	5,353
4,472	Black Ridge Acquisition Corp., Expiration Date: July 3, 2019*8	1,440

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2018

Number of Shares		Value
	RIGHTS (Continued)
16,608	CM Seven Star Acquisition Corp., Expiration Date: April 25, 2019*6,8	$8,304
7,531	Constellation Alpha Capital Corp., Expiration Date: March 18, 2019*6,8	3,012
6,952	Draper Oakwood Technology Acquisition, Inc., Expiration Date: March 13, 2019*8	3,406
3	Franklin Ltd. Duration Income Trust, Expiration Date: October 18, 2018*	—
9,625	KBL Merger Corp. IV, Expiration Date: February 28, 2019*8	4,428
3	Liberty All-Star Growth Fund, Inc., Expiration Date: October 23, 2018*8,9	—
9,150	Modern Media Acquisition Corp., Expiration Date: July 25, 2019*8	3,660
18,568	Pensare Acquisition Corp., Expiration Date: January 26, 2019*8	8,356
	TOTAL RIGHTS (Cost $0)	37,959

Principal Amount
	U.S. TREASURY NOTES – 1.4%
	United States Treasury Note
$882,700	0.750%, 10/31/2018[8]	881,762
	TOTAL U.S. TREASURY NOTES (Cost $881,825)	881,762

Number of Shares
	WARRANTS – 0.2%
6,528	Big Rock Partners Acquisition Corp., Expiration Date: November 30, 2022*8	2,030
17,684	Black Ridge Acquisition Corp., Expiration Date: October 25, 2022*8	7,604
8,304	CM Seven Star Acquisition Corp., Expiration Date: November 5, 2018*6,8	3,903
7,531	Constellation Alpha Capital Corp., Expiration Date: March 22, 2024*6,8	1,657
3,476	Draper Oakwood Technology Acquisition, Inc., Expiration Date: September 29, 2024*8	2,051
4,619	Falcon Minerals Corp., Expiration Date: August 15, 2022*8	7,945
3	Gabelli Convertible and Income Securities Fund, Inc., Expiration Date: October 16, 2018*8	—
8,715	Haymaker Acquisition Corp., Expiration Date: November 15, 2022*8	10,458
10,572	Hennessy Capital Acquisition Corp. III, Expiration Date: June 15, 2024*8	15,858
8,455	I-AM Capital Acquisition Co., Expiration Date: October 8, 2022*8	2,959
7,958	Industrea Acquisition Corp., Expiration Date: July 31, 2024*8	7,878
9,625	KBL Merger Corp. IV, Expiration Date: June 30, 2023*8	1,723
10,839	Legacy Acquisition Corp., Expiration Date: November 29, 2022*8	4,444
10,072	Leisure Acquisition Corp., Expiration Date: December 27, 2022*8	9,568
4,575	Modern Media Acquisition Corp., Expiration Date: June 7, 2022*8	2,516
7,327	National Energy Services Reunited Corp., Expiration Date: June 4, 2022*6,8	13,482
13,091	One Madison Corp., Expiration Date: February 21, 2023*6,8	14,531
9,284	Pensare Acquisition Corp., Expiration Date: August 8, 2022*8	4,271
	TOTAL WARRANTS (Cost $4,030)	112,878

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2018

Number of Shares		Value
	Short-Term Investments – 7.7%
5,021,786	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 1.86%[7,8]	$5,021,786

	Total Short-Term Investments (Cost $5,021,786)	5,021,786

	Total Investments – 108.4% (Cost $69,831,029)	70,637,921
	Liabilities in Excess of Other Assets – (8.4)%	(5,503,289)
	Total Net Assets – 100.0%	$65,134,632

	Securities Sold Short – (27.5)%
	Common Stocks – (25.2)%
	Communications – (0.0)%
(2,300)	Eros International PLC*6	$(27,715)
	Consumer Discretionary – (4.2)%
(2,000)	Carrols Restaurant Group, Inc.*	(29,200)
(1,376)	Chuy's Holdings, Inc.*	(36,120)
(1,000)	Domino's Pizza, Inc.	(294,800)
(1,227)	Fiesta Restaurant Group, Inc.*	(32,822)
(4,800)	Freshpet, Inc.*	(176,160)
(6,116)	Habit Restaurants, Inc.*	(97,550)
(3,534)	KB Home	(84,498)
(3,612)	Matthews International Corp.	(181,142)
(1,476)	Meritage Homes Corp.*	(58,892)
(1,397)	Oxford Industries, Inc.	(126,009)
(10,339)	Penn National Gaming, Inc.*	(340,360)
(511)	Pool Corp.	(85,276)
(10,895)	Rent-A-Center, Inc.*	(156,670)
(778)	Royal Caribbean Cruises Ltd.[6]	(101,093)
(5,375)	Ruth's Hospitality Group, Inc.	(169,581)
(984)	Tesla, Inc.*	(260,534)
(2,800)	Toll Brothers, Inc.	(92,484)
(3,393)	Wingstop, Inc.	(231,641)
(3,909)	Wolverine World Wide, Inc.	(152,646)
		(2,707,478)
	Consumer Staples – (1.6)%
(2,492)	BJ's Wholesale Club Holdings, Inc.*	(66,736)
(24,589)	Conagra Brands, Inc.	(835,288)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2018

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Consumer STAPLES (Continued)
(1,300)	Ollie's Bargain Outlet Holdings, Inc.*	$(124,930)
		(1,026,954)
	Energy – (7.3)%
(11,135)	Diamondback Energy, Inc.	(1,505,340)
(29,627)	Enbridge, Inc.[6]	(956,656)
(26,936)	Marathon Petroleum Corp.	(2,154,072)
(7,642)	Transocean Ltd.*6	(106,606)
		(4,722,674)
	Financials – (3.6)%
(3,446)	Axos Financial, Inc.*	(118,508)
(3,962)	Bank OZK	(150,398)
(2,003)	BOK Financial Corp.	(194,852)
(1,500)	Canadian Imperial Bank of Commerce[6]	(140,655)
(5,900)	Canadian Western Bank	(155,756)
(3,071)	Cohen & Steers, Inc.	(124,713)
(6,200)	CubeSmart	(176,886)
(1,348)	Government Properties Income Trust - REIT	(15,219)
(603)	Industrial Logistics Properties Trust - REIT	(13,875)
(6,218)	Live Oak Bancshares, Inc.	(166,643)
(1,384)	MB Financial, Inc.	(63,816)
(18,584)	Pebblebrook Hotel Trust - REIT	(675,900)
(3,258)	RE/MAX Holdings, Inc.	(144,492)
(6,400)	Trupanion, Inc.*	(228,672)
		(2,370,385)
	Health Care – (2.9)%
(611)	Cigna Corp.	(127,241)
(9,174)	CVS Health Corp.	(722,177)
(2,871)	iRhythm Technologies, Inc.*	(271,769)
(3,662)	Mallinckrodt PLC*6	(107,333)
(1,300)	Merit Medical Systems, Inc.*	(79,885)
(5,100)	Tactile Systems Technology, Inc.*	(362,355)
(2,423)	Teladoc Health, Inc.*	(209,226)
		(1,879,986)
	Industrials – (2.5)%
(4,506)	AAON, Inc.	(170,327)
(2,000)	Axon Enterprise, Inc.*	(136,860)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2018

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	INDUSTRIALS (Continued)
(5,736)	Blue Bird Corp.*	$(140,532)
(475)	Mesa Laboratories, Inc.	(88,170)
(2,824)	Mobile Mini, Inc.	(123,832)
(1,132)	ShotSpotter, Inc.*	(69,380)
(6,515)	United Technologies Corp.	(910,862)
		(1,639,963)
	Technology – (3.1)%
(2,997)	Aquantia Corp.*	(38,332)
(306)	Cabot Microelectronics Corp.	(31,570)
(3,477)	Conduent, Inc.*	(78,302)
(4,284)	CTS Corp.	(146,941)
(1,200)	Impinj, Inc.*	(29,784)
(12,578)	KeyW Holding Corp.*	(108,925)
(5,748)	MINDBODY, Inc. - Class A*	(233,656)
(1,900)	Motorola Solutions, Inc.	(247,266)
(4,350)	Nanometrics, Inc.*	(163,212)
(5,681)	NIC, Inc.	(84,079)
(275)	NVIDIA Corp.	(77,281)
(3,344)	Plantronics, Inc.	(201,643)
(7,090)	Presidio, Inc.	(108,123)
(513)	Science Applications International Corp.	(41,348)
(1,432)	SYNNEX Corp.	(121,290)
(2,700)	Tabula Rasa HealthCare, Inc.*	(219,213)
(762)	VMware, Inc. - Class A*	(118,918)
		(2,049,883)
	Utilities – (0.0)%
(138)	Dominion Energy, Inc.	(9,699)
	Total Common Stocks (Proceeds $15,548,871)	(16,434,737)
	Exchange-Traded Funds – (2.3)%
(22,748)	Alerian MLP ETF	(242,948)
(5,028)	iShares U.S. Home Construction ETF	(177,690)
(30,000)	SPDR Bloomberg Barclays High Yield Bond ETF	(1,081,500)
	Total Exchange-Traded Funds (Proceeds $1,542,697)	(1,502,138)
	Total Securities Sold Short (Proceeds $17,091,568)	$(17,936,875)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2018

Number of Contracts		Value
	WRITTEN OPTIONS CONTRACTS – (0.0)%
	CALL OPTIONS – (0.0)%
	Twenty-First Century Fox, Inc. - Class A
(4)	Exercise Price: $45.00, Notional Amount: $(18,000), Expiration Date: October 12, 2018*	$(880)
(47)	Exercise Price: $45.00, Notional Amount: $(211,500), Expiration Date: October 19, 2018*	(6,815)
(11)	Exercise Price: $55.00, Notional Amount: $(60,500), Expiration Date: October 19, 2018*	(28)
	United Technologies Corp.
(1)	Exercise Price: $134.00, Notional Amount: $(13,400), Expiration Date: October 12, 2018*	(635)
	TOTAL CALL OPTIONS (Proceeds $4,316)	(8,358)
	PUT OPTIONS – (0.0)%
	Twenty-First Century Fox, Inc. - Class A
(1)	Exercise Price: $44.00, Notional Amount: $(4,400),
	Expiration Date: October 19, 2018*	(10)
(1)	Exercise Price: $45.00, Notional Amount: $(4,500), Expiration Date: October 19, 2018*	(20)
(6)	Exercise Price: $47.00, Notional Amount: $(28,200), Expiration Date: October 19, 2018*	(720)

	TOTAL PUT OPTIONS (Proceeds $751)	(750)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $5,067)	$(9,108)

ETF – Exchange-Traded Fund

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,396,482 which represents 5.2% of Net Assets.
[2]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[3]	Callable.
[4]	Variable rate security.
[5]	Step rate security.
[6]	Foreign security denominated in U.S. Dollars.

[7]	The rate is the annualized seven-day yield at period end.
[8]	All or a portion of this security is segregated as collateral for securities sold short and written options contracts.

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2018

[9]	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.0% of Net Assets. The total value of this security is $0.

 See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

SUMMARY OF INVESTMENTS

As of September 30, 2018

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	3.8%
Closed-End Funds	23.9%
Collateralized Mortgage Obligations	13.4%
Common Stocks
Financials	10.0%
Energy	8.4%
Consumer Discretionary	7.0%
Technology	6.4%
Consumer Staples	5.4%
Communications	4.5%
Health Care	4.5%
Industrials	4.1%
Materials	1.8%
Utilities	1.4%
Total Common Stocks	53.5%
Corporate Bonds	2.4%
Exchange Traded Debt Securities	2.0%
Purchased Options Contracts	0.0%
Rights	0.1%
U.S. Treasury Notes	1.4%
Warrants	0.2%
Short-Term Investments	7.7%
Total Investments	108.4%
Liabilities in Excess of Other Assets	(8.4)%
Total Net Assets	100.0%

Please refer to the Schedule of Investments for more information on securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

WV Concentrated Equities Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2018

Number of Shares		Value
	Common Stocks – 88.4%
	Communications – 14.0%
1,515,553	eDreams ODIGEO S.A.*	$6,580,945
790,406	Houghton Mifflin Harcourt Co.*4	5,532,842
124,488	IMAX Corp.*1,4	3,211,791
50,000	Walt Disney Co. [4]	5,847,000
		21,172,578
	Consumer Discretionary – 22.3%
251,081	BlueLinx Holdings, Inc.*4	7,906,541
100,000	Builders FirstSource, Inc.*4	1,468,000
205,359	Century Communities, Inc.*4	5,390,674
812,465	Potbelly Corp.*4	9,993,319
2,333,579	Restaurant Group PLC	9,064,214
		33,822,748
	Consumer Staples – 16.0%
16,228	Costco Wholesale Corp. [4]	3,811,633
509,429	Darling Ingredients, Inc.*4	9,842,168
307,203	Primo Water Corp.*4	5,545,014
49,203	Sanderson Farms, Inc.	5,086,114
		24,284,929
	Energy – 4.0%
356,080	Green Plains, Inc. [4]	6,124,576
	Financials – 14.1%
68,800	AerCap Holdings N.V.*1, 4	3,957,376
29	Berkshire Hathaway, Inc. - Class A*4	9,280,001
740,400	Exantas Capital Corp. [4]	8,129,592
		21,366,969
	Materials – 11.7%
145,713	AdvanSix, Inc.*	4,946,956
158,767	Berry Global Group, Inc.*4	7,682,735
360,074	Graphic Packaging Holding Co. [4]	5,044,637
		17,674,328
	Technology – 3.5%
37,386	MicroStrategy, Inc. - Class A*4	5,257,219
250	Telenav, Inc.*	1,263
		5,258,482
	Utilities – 2.8%
185,231	Luxfer Holdings PLC[1]	4,306,621

	TOTAL COMMON STOCKS (Cost $124,286,266)	134,011,231

WV Concentrated Equities Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2018

Number of Shares		Value
	Exchange traded debt securities – 5.3%
	Financials – 5.3%
	B. Riley Financial, Inc.
41,949	7.375%, 5/31/2023[2]	$1,090,674
80,000	6.875%, 9/30/2023[2]	2,004,000
85,000	7.500%, 5/31/2027[2]	2,167,500
108,000	7.250%, 12/31/2027[2]	2,710,800
		7,972,974

	TOTAL EXCHANGE TRADED DEBT SECURITIES (Cost $7,873,725)	7,972,974

	Short-Term Investments – 17.2%
26,007,530	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 1.86%[3]	26,007,530

	TOTAL SHORT-TERM INVESTMENTS (Cost $26,007,530)	26,007,530

	TOTAL INVESTMENTS – 110.9% (Cost $158,167,521)	167,991,735
	Liabilities in Excess of Other Assets – (10.9)%	(16,485,908)

	Total Net Assets – 100.0%	$151,505,827

	Securities Sold Short – (1.4)%
	Exchange-Traded Funds – (1.4)%
(61,969)	iShares U.S. Home Construction ETF	(2,189,984)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $2,365,338)	(2,189,984)

	TOTAL SECURITIES SOLD SHORT (Proceeds $2,365,338)	$(2,189,984)

ETF – Exchange-Traded Fund

PLC – Public Limited Company

*	Non-income producing security.

[1]	Foreign security denominated in U.S. Dollars.

[2]	Callable.

[3]	The rate is the annualized seven-day yield at period end.

[4]	All or a portion of this security is segregated as collateral for securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

WV Concentrated Equities Fund

SUMMARY OF INVESTMENTS

As of September 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	22.3%
Consumer Staples	16.0%
Financials	14.1%
Communications	14.0%
Materials	11.7%
Energy	4.0%
Technology	3.5%
Utilities	2.8%
Total Common Stocks	88.4%
Exchange Traded Debt Securities	5.3%
Short-Term Investments	17.2%
Total Investments	110.9%
Liabilities in Excess of Other Assets	(10.9)%
Total Net Assets	100.0%

Please refer to the Schedule of Investments for more information on securities sold short.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2018

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund	WV Concentrated Equities Fund
Assets:
Investments, at cost	$634,991,976	$69,802,312	$158,167,521
Purchased options contracts, at cost	553,520	28,717	-
Foreign currency, at cost	-	184,771	-
Investments, at value	$650,876,446	$70,628,112	$167,991,735
Purchased options contracts, at value	272,948	9,809	-
Foreign currency, at value	-	186,908	-
Cash segregated for securities sold short	289,219	-	-
Cash deposited with brokers for securities sold short	164,359,638	12,914,512	2,307,181
Cash deposited with brokers for futures contracts	-	32,506	-
Cash deposited with brokers for options contracts	164,109	5,770	-
Receivables:
Investment securities sold	6,330,876	787,293	1,517,655
Fund shares sold	466,945	45,505	-
Dividends and interest	526,010	170,597	374,690
Due from affiliate	-	38,255	-
Prepaid expenses	30,724	23,841	10,479
Total assets	823,316,915	84,843,108	172,201,740

Liabilities:
Securities sold short, proceeds	$254,353,929	$17,091,568	$2,365,338
Written options contracts, proceeds	142,957	5,067	-
Foreign currency due to custodian, proceeds	-	1,320,959	15,838,827
Securities sold short, at value	$260,490,860	$17,936,875	$2,189,984
Written options contracts, at value	255,823	9,108	-
Foreign currency due to custodian, at value	-	1,275,596	15,371,766
Due to Custodian	-	-	2,799,291
Payables:
Investment securities purchased	8,362,742	296,543	96,445
Fund shares redeemed	1,456,179	55,930	-
Advisory fees	567,074	66,627	109,356
Shareholder servicing fees - Class A (Note 8)	9,087	7,626	-
Shareholder servicing fees - Class I (Note 8)	34,547	19,266	-
Shareholder servicing fees (Note 8)	-	-	33,581
Distribution fees (Note 7)	15,933	2,005	-
Dividends and Interest on securities sold short	204,609	13,112	3,029
Fund administration fees	43,287	-	24,346
Transfer agent fees and expenses	23,958	-	10,567
Fund accounting fees	22,039	-	14,874
Auditing fees	15,019	15,000	15,007
Custody fees	12,003	-	6,343
Trustees' deferred compensation (Note 3)	7,251	4,831	6,386
Legal fees	3,098	307	5,032
Chief Compliance Officer fees	1,706	1,625	1,214
Trustees' fees and expenses	527	328	1,696
Offering costs	-	-	836
Accrued other expenses	26,710	3,697	6,160
Total liabilities	271,552,452	19,708,476	20,695,913

Net Assets	$551,764,463	$65,134,632	$151,505,827

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$540,136,808	$65,136,227	$120,690,449
Total distributable earnings (loss)	11,627,655	(1,595)	30,815,378
Net Assets	$551,764,463	$65,134,632	$151,505,827

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of September 30, 2018

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund	WV Concentrated Equities Fund
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$78,053,029	$7,766,628	$1,042
Shares of beneficial interest issued and outstanding	7,424,040	303,127	41
Redemption price per share	10.51	25.62	25.32
Maximum sales charge (5.75%/5.00%/5.75%, respectively, of offering price)*	0.64	1.35	1.54
Maximum offering price to public	$11.15	$26.97	$26.86

Class I Shares:
Net assets applicable to shares outstanding	$473,711,434	$57,368,004	$151,504,785
Shares of beneficial interest issued and outstanding	44,618,847	2,192,238	5,978,435
Redemption price	$10.62	$26.17	$25.34

*	No sales charge applies on investments of $1 million or more. On sales of $25,000 or more, the sales charge will be reduced for the Vivaldi Merger Arbitrage Fund and WV Concentrated Equities Fund. On sales of $50,000 or more, the sales charge will be reduced for the Vivaldi Multi-Strategy Fund.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2018

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund	WV Concentraed Equities Fund
Investment Income:
Dividends (net of foreign withholding taxes of $11, $3,534 and $20,142, respectively)	$20,473,161	$3,296,441	$2,063,520
Interest	2,327,842	899,517	313,052
Total investment income	22,801,003	4,195,958	2,376,572

Expenses:
Advisory fees	6,778,561	1,667,894	1,629,911
Dividends on securities sold short	2,716,777	580,982	158,157
Interest on securities sold short	776,508	26,272	181,851
Shareholder servicing fees - Class I (Note 8)	463,971	76,034	-
Shareholder servicing fees - Class A (Note 8)	111,923	26,747	-
Fund administration fees	274,987	63,432	82,227
Distribution fees (Note 7)	193,873	48,562	3
Transfer agent fees and expenses	114,071	21,423	40,557
Registration fees	109,913	54,423	47,001
Fund accounting fees	89,564	46,168	80,515
Shareholder reporting fees	57,704	93,514	4,800
Custody fees	49,283	6,382	24,141
Legal fees	22,494	50,773	30,661
Trustees' fees and expenses	19,573	14,948	16,950
Miscellaneous	17,667	13,503	14,387
Auditing fees	15,002	15,000	15,202
Chief Compliance Officer fees	7,905	28,044	7,300
Insurance fees	6,790	5,894	2,890
Shareholder servicing fees (Note 8)	-	-	234,218
Offering costs	-	6,045	11,432
Interest expense	-	232,238	-
Broker fees	-	-	11,024

Total expenses	11,826,566	3,078,278	2,593,227
Advisory fees recovered	196,093	-	-
Fees paid indirectly (Note 3)	(8,086)	(150,723)	(5,289)
Net expenses	12,014,573	2,927,555	2,587,938
Net investment income (loss)	10,786,430	1,268,403	(211,366)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,253,023	8,283,242	32,553,274
Purchased options contracts	(5,970,257)	(489,099)	(41,743)
Securities sold short	4,533,704	(6,322,838)	(6,699,454)
Written options contracts	(4,537,227)	(40,202)	970,188
Futures contracts	-	(5,068)	-
Foreign currency transactions	(22,790)	(33,840)	121,953
Net realized gain (loss)	(4,743,547)	1,392,195	26,904,218
Net change in unrealized appreciation/depreciation on:
Investments	5,725,701	(6,841,920)	(20,367,330)
Purchased options contracts	(291,444)	79,043	-
Securities sold short	(8,196,346)	1,727,866	2,549,689
Written options contracts	(108,469)	(3,603)	-
Futures contracts	-	(98,295)	-
Foreign currency translations	-	161,401	467,248
Net change in unrealized appreciation/depreciation	(2,870,558)	(4,975,508)	(17,350,393)
Reimbursement by affiliate (Note 3)	2,674	-	-
Net realized and unrealized gain (loss)	(7,611,431)	(3,583,313)	9,553,825

Net Increase (Decrease) in Net Assets from Operations	$3,174,999	$(2,314,910)	$9,342,459

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$10,786,430	$(1,454,526)
Net realized gain (loss)	(4,743,547)	6,964,251
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short and written options contracts	(2,870,558)	12,999,852
Net increase from reimbursement by affiliate (Note 3)	2,674	11,641
Net increase in net assets resulting from operations	3,174,999	18,521,218

Distributions to shareholders:
Distributions[1]:
Class A	(1,278,657)
Class I	(6,763,214)
Total	(8,041,871)
From net realized gain:
Class A		(49,463)
Class I		(207,776)
Total		(257,239)

Capital Transactions:
Net proceeds from shares sold:
Class A	33,086,560	56,999,638
Class I	301,709,068	239,961,325
Reinvestment of distributions:
Class A	1,249,105	47,170
Class I	6,516,237	203,650
Cost of shares redeemed:
Class A2	(42,239,885)	(55,215,135)
Class I3	(275,539,265)	(122,192,847)
Net increase in net assets from capital transactions	24,781,820	119,803,801

Total increase in net assets	19,914,948	138,067,780

Net Assets:
Beginning of period	531,849,515	393,781,735
End of period[4]	$551,764,463	$531,849,515

Capital Share Transactions:
Shares sold:
Class A	3,180,671	5,443,908
Class I	28,804,828	23,002,801
Shares reinvested:
Class A	120,570	4,571
Class I	624,161	19,657
Shares redeemed:
Class A	(4,038,004)	(5,320,369)
Class I	(26,408,845)	(11,668,204)
Net increase in capital share transactions	2,283,381	11,482,364

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.

[2]	Net of redemption fee proceeds of $3,398 and $3,763, respectively.

[3]	Net of redemption fee proceeds of $16,031 and $12,044, respectively.

[4]	End of year net assets includes accumulated undistributed net investment loss of $156,286 for the year ended September 30, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2018	For the Period March 1, 2017 through September 30, 2017*	For the Year Ended February 28, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,268,403	$(218,677)	$(1,689,126)
Net realized gain	1,392,195	1,563,959	3,190,087
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts, futures contracts and foreign currency	(4,975,508)	2,527,150	639,356
Net increase (decrease) in net assets resulting from operations	(2,314,910)	3,872,432	2,140,317

Distributions to shareholders:
Distributions[1]:
Class A	(701,615)
Class I	(3,670,541)
Total	(4,372,156)
From net realized gain:
Class A		-	(334,841)
Class I		-	(1,171,528)
Total		-	(1,506,369)

Capital Transactions:
Net proceeds from shares sold:
Class A	4,180,286	3,915,107	29,390,814
Class I	30,743,586	36,431,311	95,685,383
Reinvestment of distributions:
Class A	644,534	-	309,267
Class I	3,352,494	-	1,108,775
Cost of shares redeemed:
Class A	(22,907,997)	(8,375,945)	(30,357,976)
Class I	(99,883,419)	(22,678,627)	(13,778,754)
Net increase (decrease) in net assets from capital transactions	(83,870,516)	9,291,846	82,357,509

Total increase (decrease) in net assets	(90,557,582)	13,164,278	82,991,457

Net Assets:
Beginning of period	155,692,214	142,527,936	59,536,479
End of period[2]	$65,134,632	$155,692,214	$142,527,936

Capital Share Transactions:
Shares sold:
Class A	159,425	148,338	1,112,635
Class I	1,162,642	1,356,646	3,561,701
Shares reinvested:
Class A	24,657	-	11,728
Class I	125,844	-	41,403
Shares redeemed:
Class A	(884,415)	(316,661)	(1,146,048)
Class I	(3,791,771)	(844,316)	(513,031)
Net increase (decrease) in capital share transactions	(3,203,618)	344,007	3,068,388

*	Fiscal year end changed to September 30, effective July 20, 2017.

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.

[2]	End of year net assets includes accumulated undistributed net investment loss of $17,348 and $506,622, respectively, for the period March 1, 2017 through September 30, 2017 and for the year ended February 28, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2018	For the Period May 1, 2017* through September 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(211,366)	$(287,051)
Net realized gain	26,904,218	1,696,535
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	(17,350,393)	(4,746,574)
Net increase (decrease) in net assets resulting from operations	9,342,459	(3,337,090)

Distributions to Shareholders	(5,986,649)	-

Capital Transactions:
Net proceeds from shares sold:
Class A - Reorganization	-	1,000
Class I	4,291,335	290,000
Class I - Reorganization	-	318,540,019
Reinvestment of distributions:
Class A	29	-
Class I	5,986,620	-
Cost of shares redeemed:
Class I	(72,451,732)	(105,170,164)
Net increase (decrease) in net assets from capital transactions	(62,173,748)	213,660,855

Total increase (decrease) in net assets	(58,817,938)	210,323,765

Net Assets:
Beginning of period	210,323,765	-
End of period[1]	$151,505,827	$210,323,765

Capital Share Transactions:
Shares sold:
Class A - Reorganization	-	40
Class I	170,838	11,647
Class I - Reorganization	-	12,741,601
Shares reinvested:
Class A	1	-
Class I	240,137	-
Shares redeemed:
Class I	(2,889,325)	(4,296,463)
Net increase (decrease) in capital share transactions	(2,478,349)	8,456,825

*	Commencement of operations.

[1]	The SEC eliminated the requirement to disclose undistributed net investment income in 2018. Accumulated undistributed net investment income was $0 for the year ended September 30, 2017.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,174,999
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(3,444,528,714)
Sales of long-term investments	3,188,327,428
Return of capital dividends received	34,898,017
Proceeds from securities sold short	962,124,219
Cover short securities	(812,326,414)
Proceeds from written options	9,013,182
Closed written options	(13,003,776)
Sale of short-term investments, net	116,042,409
Decrease in cash due from custodian	8,807,051
Decrease in investment securities sold receivable	2,378,753
Increase in dividends and interest receivables	(435,131)
Decrease in other assets	26,007
Decrease in payables for securities purchased	(20,012,224)
Increase in payables for dividends and interest on securities sold short	204,597
Increase in advisory fees payable	8,653
Increase in accrued expenses	51,931
Net realized loss	5,167,799
Net change in unrealized appreciation/depreciation	2,870,558
Net cash provided by operating activities	42,789,344

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	335,017,704
Cost of shares redeemed	(316,580,097)
Dividends paid to shareholders, net of reinvestments	(276,529)
Net cash provided by financing activities	18,161,078

Net increase in cash	60,950,422

Cash and cash equivalents
Beginning cash balance	-
Beginning cash held at broker	103,862,544
Total beginning cash and cash equivalents	103,862,544

Ending cash balance	289,219
Ending cash held at broker	164,523,747
Total ending cash and cash equivalents	$164,812,966

Non cash financing activities not included herein consist of $7,765,342 of reinvested dividends.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(2,314,910)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(255,136,971)
Sales of long-term investments	303,857,553
Return of capital dividends received	2,461,314
Proceeds from securities sold short	72,388,003
Cover short securities	(110,770,284)
Proceeds from written options	691,103
Closed written options	(659,670)
Sales of short-term investments, net	37,104,994
Increase in foreign currency	(118,738)
Decrease in cash due from custodian receivable	880,814
Decrease in investment securities sold receivable	1,321,588
Increase in dividends and interest receivables	(50,544)
Increase in other assets	(17,674)
Decrease in foreign currency payable	(1,209,215)
Decrease in payables for securities purchased	(4,788,549)
Decrease in advisory fees payable	(116,268)
Decrease in payables for dividends and interest on securities sold short	(60,922)
Decrease in accrued expenses	(9,897)
Net amortization on investments	(40,715)
Net realized gain	(1,303,709)
Net change in unrealized appreciation/depreciation	5,136,909
Net cash provided by operating activities	47,244,212

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	34,939,308
Cost of shares redeemed	(122,761,326)
Dividends paid to shareholders, net of reinvestments	(375,128)
Net cash used for financing activities	(88,197,146)

Net decrease in cash	(40,952,934)

Cash and cash equivalents
Beginning cash balance	-
Beginning cash held at broker	53,905,722
Total beginning cash and cash equivalents	53,905,722

Ending cash balance	-
Ending cash held at broker	12,952,788
Total ending cash and cash equivalents	$12,952,788

Non cash financing activities not included herein consist of $3,997,028 of reinvested dividends.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$9,342,459
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(327,112,528)
Sales of long-term investments	377,963,206
Return of capital dividends received	328,604
Proceeds from securities sold short	20,660,780
Cover short securities	(46,824,784)
Proceeds from written options	2,055,854
Closed written options	(1,085,666)
Sale of short-term investments, net	10,047,094
Increase in investment securities sold receivable	(1,517,655)
Increase in dividends and interest receivables	(202,416)
Decrease in other assets	20,776
Increase in foreign currency payable	11,260,862
Decrease in payables for securities purchased	(341,268)
Increase in cash due to custodian	2,793,813
Decrease in advisory fees payable	(89,896)
Decrease in payables for dividends and interest on securities sold short	(24,689)
Decrease in accrued expenses	(63,747)
Net realized gain	(26,763,875)
Net change in unrealized appreciation/depreciation	17,817,641
Net cash provided by operating activities	48,264,565

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	4,291,335
Cost of shares redeemed	(72,451,732)
Net cash used for financing activities	(68,160,397)

Net decrease in cash	(19,895,832)

Cash and cash equivalents
Beginning cash balance	-
Beginning cash held at broker	22,203,013
Total beginning cash and cash equivalents	22,203,013

Ending cash balance	-
Ending cash held at broker	2,307,181
Total ending cash and cash equivalents	$2,307,181

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2018	2017	2016
Net asset value, beginning of period	$10.63	$10.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.18	(0.06)	(0.19)
Net realized and unrealized gain (loss) on investments, purchased options contracts, securities sold short, written options contracts and foreign currency	(0.12)	0.44	0.45
Net increase from reimbursement by affiliate (Note 3)	- [2,5]	- [2,5]	-
Total from investment operations	0.06	0.38	0.26

Less Distributions:
From net realized gain	(0.18)	(0.01)	- [2]
Total distributions	(0.18)	(0.01)	- [2]

Redemption fee proceeds[1]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.51	$10.63	$10.26

Total return[3]	0.57%	3.67%	2.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,053	$86,740	$82,393

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	2.43%[4]	3.03%[4]	2.78%[4]
After fees recovered/waived and expenses absorbed	2.46%[4]	3.04%[4]	2.62%[4]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	1.77%	(0.54)%	(2.00)%
After fees recovered/waived and expenses absorbed	1.74%	(0.55)%	(1.84)%

Portfolio turnover rate	670%	478%	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included total returns would be lower.
[4]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.64% for the year ended September 30, 2018. For the years ended September 30, 2017 and 2016, the ratios would have been lowered by 1.22% and 0.80%, respectively.
[5]	Reimbursement had no impact to the Fund's performance (Note 3).

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2018	2017	2016
Net asset value, beginning of period	$10.70	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.21	(0.03)	(0.16)
Net realized and unrealized gain (loss) on investments, purchased options contracts, securities sold short, written options contracts and foreign currency	(0.11)	0.44	0.46
Net increase from reimbursement by affiliate (Note 3)	- [2,5]	- [2,5]	-
Total from investment operations	0.10	0.41	0.30

Less Distributions:
From net realized gain	(0.18)	(0.01)	- [2]
Total distributions	(0.18)	(0.01)	- [2]

Redemption fee proceeds[1]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.62	$10.70	$10.30

Total return[3]	0.94%	3.95%	3.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$473,711	$445,110	$311,389

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	2.14%[4]	2.74%[4]	2.47%[4]
After fees recovered/waived and expenses absorbed	2.17%[4]	2.75%[4]	2.31%[4]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	2.06%	(0.25)%	(1.69)%
After fees recovered/waived and expenses absorbed	2.03%	(0.26)%	(1.53)%

Portfolio turnover rate	670%	478%	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.64% for the year ended September 30, 2018. For the years ended September 30, 2017 and 2016, the ratios would have been lowered by 1.22% and 0.80%, respectively.
[5]	Reimbursement had no impact to the Fund's performance (Note 3).

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
	For the	March 1, 2017	For the Year Ended
	Year Ended	through
	September 30, 2018	September 30, 2017**	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014
Net asset value, beginning of period	$26.92	$26.28	$25.88	$26.07	$26.31	$25.22
Income from Investment Operations:
Net investment income (loss)[1]	0.24	(0.08)	(0.54)	(0.17)	(0.56)	(0.56)
Net realized and unrealized gain (loss) on investments	(0.73)	0.72	1.38	1.25	0.61	1.70
Total from investment operations	(0.49)	0.64	0.84	1.08	0.05	1.14

Less Distributions:
From net realized gain	(0.81)	-	(0.44)	(1.27)	(0.29)	(0.05)
Total distributions	(0.81)	-	(0.44)	(1.27)	(0.29)	(0.05)

Redemption fee proceeds[1]	-	-	-	- [2]	- [2]	- [2]

Net asset value, end of period	$25.62	$26.92	$26.28	$25.88	$26.07	$26.31

Total return[3]	(1.89)%	2.40%[4]	3.22%	4.30%	0.21%	4.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,767	$27,016	$30,800	$30,888	$18,949	$20,932

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.12%[6,7]	3.67%[5,6]	3.71%[6]	4.66%[6]	3.89%[6]	4.42%[6]
After fees waived and expenses absorbed	2.98%[6,7]	3.67%[5,6]	3.66%[6]	4.02%[6]	3.26%[6]	3.74%[6]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.80%	(0.49)%[5]	(2.08)%	(3.31)%	(2.52)%	(3.10)%
After fees waived and expenses absorbed	0.94%	(0.49)%[5]	(2.03)%	(2.67)%	(1.89)%	(2.42)%

Portfolio turnover rate	275%	198%[4]	323%	393%	360%	270%

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.
**	Fiscal year end changed to September 30, effective July 20, 2017.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.00% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.
[6]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.78% for the year ended September 30, 2018. For the prior periods, the ratios would have been lowered by 1.42%, 1.20%, 1.22%, 0.58% and 0.81% , respectively.
[7]	Effective August 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.85% of average daily net assets of the Fund. Prior to August 1, 2018, the annual operating expense limitation was 2.25%.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
	For the	March 1, 2017	For the Year Ended
	Year Ended	through
	September 30, 2018	September 30, 2017**	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014
Net asset value, beginning of period	$27.40	$26.71	$26.21	$26.29	$26.45	$25.28
Income from Investment Operations:
Net investment income (loss)[1]	0.33	(0.03)	(0.47)	(0.51)	(0.41)	(0.50)
Net realized and unrealized gain (loss)	(0.75)	0.72	1.41	1.70	0.54	1.72
Total from investment operations	(0.42)	0.69	0.94	1.19	0.13	1.22

Less Distributions:
From net realized gain	(0.81)	-	(0.44)	(1.27)	(0.29)	(0.05)
Total distributions	(0.81)	-	(0.44)	(1.27)	(0.29)	(0.05)

Redemption fee proceeds[1]	-	-	-	- [2]	- [2]	- [2]

Net asset value, end of period	$26.17	$27.40	$26.71	$26.21	$26.29	$26.45

Total return[3]	(1.60)%	2.58%[4]	3.56%	4.69%	0.52%	4.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,368	$128,676	$111,728	$28,648	$16,360	$20,190

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.82%[6,7]	3.37%[5,6]	3.41%[6]	4.45%[6]	3.58%[6]	4.12%[6]
After fees waived and expenses absorbed	2.68%[6,7]	3.37%[5,6]	3.36%[6]	3.74%[6]	2.95%[6]	3.44%[6]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.10%	(0.19)%[5]	(1.78)%	(3.21)%	(2.19)%	(2.80)%
After fees waived and expenses absorbed	1.24%	(0.19)%[5]	(1.73)%	(2.50)%	(1.56)%	(2.12)%

Portfolio turnover rate	275%	198%[4]	323%	393%	360%	270%

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.
**	Fiscal year end changed to September 30, effective July 20, 2017.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.78% for the year ended September 30, 2018. For the prior periods, the ratios would have been lowered by 1.42%, 1.20%, 1.27%, 0.57% and 0.81%, respectively.
[7]	Effective August 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.55% of average daily net assets of the Fund. Prior to August 1, 2018, the annual operating expense limitation was 1.95%.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2018	For the Period May 1, 2017* through September 30, 2017
Net asset value, beginning of period	$24.85	$25.00
Income from Investment Operations:
Net investment loss[1]	(0.09)	(0.05)
Net realized and unrealized gain (loss)	1.28	(0.10)
Total from investment operations	1.19	(0.15)

Less Distributions:
From net realized gain	(0.72)	-
Total distributions	(0.72)	-

Net asset value, end of period	$25.32	$24.85

Total return[2]	4.83%	(0.60)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1

Ratio of expenses to average net assets (including interest and dividends on securities sold short and broker fees)	1.60%[5]	1.51%[4,5]
Ratio of net investment loss to average net assets (including interest and dividends on securities sold short and broker fees)	(0.36)%	(0.48)%[4]

Portfolio turnover rate	184%	84%[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest and dividends on securities sold short and broker fees had been excluded, the expense ratios would have been lowered by 0.18% for the year ended September 30, 2018 and 0.12% for the period ended September 30, 2017.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2018	For the Period May 1, 2017* through September 30, 2017
Net asset value, beginning of period	$24.87	$25.00
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.02)
Net realized and unrealized gain (loss)	1.22	(0.11)
Total from investment operations	1.19	(0.13)

Less Distributions:
From net realized gain	(0.72)	-
Total distributions	(0.72)	-

Net asset value, end of period	$25.34	$24.87

Total return[2]	4.83%	(0.52)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$151,505	$210,323

Ratio of expenses to average net assets (including interest and dividends on securities sold short and broker fees)	1.35%[5]	1.26%[4,5]
Ratio of net investment loss to average net assets (including interest and dividends on securities sold short and broker fees)	(0.11)%	(0.23)%[4]

Portfolio turnover rate	184%	84%[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest and dividends on securities sold short and broker fees had been excluded, the expense ratios would have been lowered by 0.18% for the year ended September 30, 2018 and 0.12% for the period ended September 30, 2017.

See accompanying Notes to Financial Statements.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

Note 1 – Organization

Vivaldi Merger Arbitrage Fund (the ‘‘Merger Arbitrage Fund’’), Vivaldi Multi-Strategy Fund (the “Multi-Strategy Fund”) and WV Concentrated Equities Fund (the “Concentrated Equities Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Multi-Strategy Fund is a diversified fund. The Merger Arbitrage Fund and the Concentrated Equities Fund are non-diversified funds.

The Merger Arbitrage Fund seeks returns that are largely uncorrelated with the returns of the general stock market and capital appreciation. The Fund commenced investment operations on October 1, 2015 with Class A and Class I shares. Prior to that date, its only activity was the receipt of a $1,000 investment from principals of the Fund’s advisor and a transfer of 307,251 newly issued shares of the Fund’s Class I in exchange for the net assets of the Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company (the “Company”) valued at $3,073,511.  This exchange was nontaxable. The primary assets received by the Fund were cash, interest receivable and securities of the Company with a fair value of $2,249,946 (identified cost of investments transferred were $2,271,450), totaling $3,073,511.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Multi-Strategy Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The Fund commenced investment operations on December 16, 2016 with Class A and Class I shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”), a series of Advisors Series Trust. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	1,058,074	$28,004,864
Class I	3,174,754	$85,334,375

The net unrealized appreciation of investments transferred was $3,090,238 as of the date of the acquisition.

The WV Concentrated Equities Fund seeks growth of capital over the long term. The Fund commenced investment operations on May 1, 2017 with Class A and Class I shares. Prior to that date, its only activity was the receipt of a $2,000 investment from principals of the Fund’s advisor and a transfer of 12,741,561 shares of the Fund’s Class I shares in exchange for the net assets of the WHI Growth Fund, L.P. (the “Company”), a Delaware limited partnership, and WHI Growth Q.P., L.P. (the “Master Fund”), an Illinois limited partnership valued at $318,539,019. This exchange was nontaxable. The primary assets received by the Fund were cash, receivables and securities of the Company with a fair value of $278,318,635 (identified cost of investments transferred were $245,755,280), totaling $318,539,019. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The shares of each class of each Fund represent an interest in the same portfolio of investments of each particular Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

(c) Short Sales

Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests are subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

(f) Closed-end Funds (“CEFs”)

The Multi-Strategy Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act of 1940 and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

(g) Futures Contracts

Each Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

(h) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Multi-Strategy Fund incurred offering costs of approximately $26,993, which were amortized over a one-year period from December 19, 2016.

The Concentrated Equities Fund incurred offering costs of approximately $19,730, which were amortized over a one-year period from May 1, 2017.

(i) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2018 and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders

The Funds will make distributions of net investment income, per the table below and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distribution Frequency of
Net Investment Income
Merger Arbitrage Fund	Annually
Multi-Strategy Fund	Annually
Concentrated Equities Fund	Annually

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Vivaldi Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Merger Arbitrage Fund	1.25%
Multi-Strategy Fund	1.20%*
Concentrated Equities Fund	0.85%

*	Prior to August 1, 2018, the investment advisory fee for the Multi-Strategy Fund was 1.60% of the Fund’s average daily net assets.

The Advisor has engaged RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC, (each, a "Sub-Advisor" and together, the “Sub-Advisors”) to manage the assets of the Multi-Strategy Fund and pays the Sub-Advisors from its advisory fees. Prior to May 1, 2018, Crescat Portfolio Management, LLC served as a Sub-Advisor to the Multi-Strategy Fund.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for expenses of the Funds to ensure that the annual Funds’ operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed the following levels:

	Annual Expense Limit	Annual Expense Limit
	Class A Shares†	Class I Shares†
Merger Arbitrage Fund	1.85%	1.55%
Multi-Strategy Fund	1.85%**	1.55%**
Concentrated Equities Fund	1.45%	1.20%

†	The limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
**	Prior to August 1, 2018, the annual operating expenses limit for the Multi-Strategy Fund was 2.25% for Class A shares and 1.95% for Class I shares, respectively, of the Fund’s average daily net assets.

This agreement is in effect until January 31, 2019 for the Merger Arbitrage Fund, Multi-Strategy Fund and the Concentrated Equities Fund. These agreements may be terminated before these dates only by the Trust’s Board of Trustees. For the year ended September 30, 2018, the Advisor recovered $196,093 of its previously waived advisory fees and other absorbed expenses for the Merger Arbitrage Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At September 30, 2018, the amount of these potentially recoverable expenses was $535 for the Merger Arbitrage Fund. The Advisor may recapture all or a portion of this amount no later than September 30, 2019.

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2018, are reported on the Statements of Operations. For the Multi-Strategy Fund, UMBFS and MFAC have voluntarily waived their fees that they would otherwise be paid, and/or to assume expenses of the Fund in the amount of $144,089 for the year ended September 30, 2018. This amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

The Funds have a fee arrangement with their custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended September 30, 2018, there were no fees reduced by earning credits.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended September 30, 2018, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended September 30, 2018, are reported on the Statements of Operations.

During the years ended September 30, 2018 and 2017, UMBFS reimbursed the Merger Arbitrage Fund $2,674 and $11,641, respectively, for errors during processing. These amounts are reported on the Fund’s Statements of Changes in Net Assets under the caption “Reimbursement by affiliate.” These reimbursements had no impact on the Fund’s performance.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is affected at the current market price to minimize trading costs, where permissible. For the year ended September 30, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Net Realized Gain
Vivaldi Multi-Strategy Fund	$-	$355,600	$1,883
Vivaldi Opportunities Fund	355,600	-	-

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Note 4 – Federal Income Taxes

At September 30, 2018, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund	Concentrated Equities Fund
Cost of investments	$386,898,647	$53,266,121	$157,777,642

Gross unrealized appreciation	$23,082,892	$2,689,388	$12,644,556
Gross unrealized depreciation	(19,578,828)	(3,263,571)	(4,620,447)
Net unrealized appreciation (depreciation) on investments	$3,504,064	$(574,183)	$8,024,109

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Loss)
Merger Arbitrage Fund	$(58,530)	$58,530
Multi-Strategy Fund	100,813	(100,813)
Concentrated Equities Fund	(55,090)	55,090

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

As of September 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund	Concentrated Equities Fund
Undistributed ordinary income	$6,277,314	$525,114	$2,028,434
Undistributed long-term capital gains	1,846,277	-	20,296,015
Accumulated earnings	8,123,591	525,114	22,324,449

Accumulated capital and other losses	-	-	-
Unrealized appreciation (depreciation) on investments	3,504,064	(574,183)	8,024,109
Unrealized appreciation (depreciation) on foreign currency	-	47,474	466,820
Total accumulated earnings (loss)	$11,627,655	$(1,595)	$30,815,378

The tax character of distributions paid during the periods ended September 30, 2018 and September 30, 2017 was as follows:

	Merger Arbitrage Fund		Multi-Strategy Fund		Concentrated Equities Fund
Distribution paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	$8,041,871	$256,827	$1,122,695	$-	$5,870,440	$-
Net long-term capital gains	-	412	3,249,461	-	116,209	-
Total taxable distributions	$8,041,871	$257,239	$4,372,156	$-	$5,986,649	$-

During the year ended September 30, 2018, the Concentrated Equities Fund utilized $126,164 of capital loss carryovers.

Note 5 – Redemption Fee

The Merger Arbitrage Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended September 30, 2018 and September 30, 2017, the Fund received $19,429 and $15,807, respectively, in redemption fees.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Note 6 – Investment Transactions

For the year ended September 30, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
Merger Arbitrage Fund	$3,414,031,846	$3,167,834,211	$962,124,219	$812,326,414
Multi-Strategy Fund	253,420,647	302,938,749	72,388,003	110,770,284
Concentrated Equities Fund	325,749,161	377,963,206	20,660,780	46,824,784

Note 7 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its shares.  With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I does not pay any distribution fees.

For the year ended September 30, 2018, distribution fees incurred are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Merger Arbitrage Fund and Multi-Strategy Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class A shares and 0.10% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The Trust, on behalf of the Concentrated Equities Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2018, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2018, in valuing the Funds’ assets carried at fair value:

Merger Arbitrage Fund	Level 1	Level 2	Level 3***	Total
Assets
Investments
Common Stocks*	$650,626,581	$-	$-	$650,626,581
Purchased Options Contracts	24,945	248,003	-	272,948
Short-Term Investments	249,865	-	-	249,865
Total Assets	$650,901,391	$248,003	$-	$651,149,394

Liabilities
Securities Sold Short
Common Stocks*	$260,490,860	$-	$-	$260,490,860
Written Options Contracts	193,680	62,143	-	255,823
Total Liabilities	$260,684,540	$62,143	$-	$260,746,683

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Multi-Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$-	$2,487,867	$-	$2,487,867
Closed-End Funds	15,362,574	244,162	-	15,606,736
Collateralized Mortgage Obligations	-	8,747,375	-	8,747,375
Common Stocks*	34,828,251	-	-	34,828,251
Corporate Bonds	-	1,584,783	-	1,584,783
Exchange Traded Debt Securities	1,318,715	-	-	1,318,715
Purchased Options Contracts	1,102	8,707	-	9,809
Rights	37,959	0	0	37,959
U.S. Treasury Notes	-	881,762	-	881,762
Warrants	112,878	-	-	112,878
Short-Term Investments	5,021,786	-	-	5,021,786
Total Assets	$56,683,265	$13,954,656	$0	$70,637,921

Liabilities
Securities Sold Short
Common Stocks*	$16,434,737	$-	$-	$16,434,737
Exchange-Traded Funds	1,502,138	-	-	1,502,138
Written Options Contracts	6,835	2,273	-	9,108
Total Liabilities	$17,943,710	$2,273	$-	$17,945,983

Concentrated Equities Fund	Level 1	Level 2**	Level 3***	Total
Assets
Investments
Common Stocks*	$134,011,231	$-	$-	$134,011,231
Exchange traded debt securities	7,972,974	-	-	7,972,974
Short-Term Investments	26,007,530	-	-	26,007,530
Total Assets	$167,991,735	$-	$-	$167,991,735

Liabilities
Securities Sold Short
Exchange-Traded Funds	$2,189,984	$-	$-	$2,189,984
Total Liabilities	$2,189,984	$-	$-	$2,189,984

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 securities at period end.
***	The Fund did not hold any Level 3 securities at period end.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period. The Merger Arbitrage Fund and Concentrated Equities Fund had no transfers between Levels at period end. The following is a reconciliation of transfers between Levels for the Multi-Strategy Fund from September 30, 2017 to September 30, 2018, represented by recognizing the September 30, 2018, market value of securities:

Multi-Strategy Fund
Transfers into Level 1	$-
Transfers out of Level 1	(244,162)
Net transfers out of Level 1	$(244,162)

Transfers into Level 2	$244,162
Transfers out of Level 2	-
Net transfers into Level 2	$244,162

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Multi-Strategy Fund
Beginning balance September 30, 2017	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	-
Net purchases	-
Net sales	-
Balance as of September 30, 2018	$-

The Level 3 investments as of September 30, 2018, represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in options contracts and futures contracts during the year ended September 30, 2018.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2018, by risk category are as follows:

	Merger Arbitrage Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$272,948	Written options contracts, at value	$255,823
Total		$272,948		$255,823

	Multi-Strategy Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$9,809	Written options contracts, at value	$9,108
Total		$9,809		$9,108

The effects of derivative instruments on the Statements of Operations for the year ended September 30, 2018, are as follows:

Merger Arbitrage Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(5,970,257)	$(4,537,227)
Total	$(5,970,257)	$(4,537,227)

Multi-Strategy Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Futures Contracts
Commodity contracts	$-	$-	$(90,885)
Equity contracts	(489,099)	(40,202)	-
Foreign exchange contracts	-	-	75,638
Interest rate contracts	-	-	10,179
Total	$(489,099)	$(40,202)	$(5,068)

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Concentrated Equities Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Commodity contracts	$-	$-
Equity contracts	(41,743)	970,188
Foreign exchange contracts	-	-
Interest rate contracts	-	-
Total	$(41,743)	$970,188

Merger Arbitrage Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(291,444)	$(108,469)	$(399,913)
Total	$(291,444)	$(108,469)	$(399,913)

Multi-Strategy Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Commodity contracts	$3,536	$-	$-	$3,536
Equity contracts	-	79,043	(3,603)	75,440
Foreign exchange contracts	(81,982)	-	-	(81,982)
Interest rate contracts	(19,849)	-	-	(19,849)
Total	$(98,295)	$79,043	$(3,603)	$(22,855)

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of September 30, 2018, are as follows:

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2018

Merger Arbitrage Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$63,529,040
Options Contracts - Written	Average Notional Value	(53,811,370)
Multi-Strategy Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$5,023,670
Options Contracts - Written	Average Notional Value	(3,478,920)
Futures Contracts - Long	Average Notional Value	1,908,691
Futures Contracts - Short	Average Notional Value	(3,799,095)
Concentrated Equities Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$1,200,000
Options Contracts - Written	Average Notional Value	(2,124,000)

Note 12 – Borrowing

The Funds have entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Funds may borrow amounts up to one-third of the value of its assets. The Funds are charged interest of one-month Libor plus 1.10% for borrowing under this agreement. The Funds did not borrow under the line of credit agreement during the year ended September 30, 2018.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of Vivaldi Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vivaldi Merger Arbitrage Fund, Vivaldi Multi-Strategy Fund and WV Concentrated Equities Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of September 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2018

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended September 30, 2018, 31.08%, 100.00% and 23.68% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund, Multi-Strategy Fund and Concentrated Equities Fund, respectively, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended September 30, 2018, 28.45%, 100.00% and 15.05% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund, Multi-Strategy Fund and Concentrated Equities Fund, respectively, are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended September 30, 2018, the Multi-Strategy Fund and Concentrated Equities Fund designate $3,249,461 and $116,209, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (877) 779-1999. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	3	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	3	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	3	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	3	Investment Managers Series Trust, a registered investment company (includes 68 portfolios).

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	3	Investment Managers Series Trust, a registered investment company (includes 68 portfolios).
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on April 19, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Vivaldi Asset Management, LLC (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

●	the Vivaldi Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and

●	the Vivaldi Multi-Strategy Fund (the “Multi-Strategy Fund”).

At the same meeting, the Board and the Independent Trustees also reviewed and unanimously approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and RiverNorth Capital Management, LLC (the “Sub-Advisor”) with respect to the Multi-Strategy Fund, for an additional one-year term from when it otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.”

In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s relationship with each Fund; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended January 31, 2018; reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Vivaldi Asset Management, LLC

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

●	The Merger Arbitrage Fund’s annualized total returns for the three-, five- and ten-year periods were higher than the returns of the Bloomberg Barclays U.S. Aggregate Bond Index and the median returns of the Peer Group and Market Neutral Fund Universe. The Fund’s total return for the one-year period was above the Bloomberg Barclays Index return, but below the Peer Group and Fund Universe median returns by 0.34% and 0.47%, respectively.

●	The Multi-Strategy Fund’s annualized total return for the three-year period was above the ICE BofA ML U.S. 3-Month Treasury Bill Index return and the Peer Group and Multialternative Fund Universe median returns. The Fund’s annualized total return for the five-year period was above the ICE Index return and the Peer Group median return, but below the Fund Universe median return by 0.13%. The Fund’s total return for the one-year period was above the ICE Index return, but below the Peer Group and Fund Universe median returns by 1.15% and 2.48%, respectively. The Trustees considered the Investment Advisor’s belief that the Fund’s underperformance relative to the Peer Group and Fund Universe over the one-year period was due to the Fund maintaining a beta-adjusted net exposure to the broader equity markets, interest rate risk, and underlying factor risks that were within 10% of neutral, coupled with the lack of volatility in the market, which challenged many non-directional alternative managers.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor with respect to the Multi-Strategy Fund, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day management of a portion of the Fund’s assets utilizing a closed-end fund arbitrage strategy. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The Merger Arbitrage Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median but higher than the Market Neutral Fund Universe median by 0.20%. The Trustees considered that the Investment Advisor manages assets for a private fund and five other separately managed accounts with similar investment strategies as those used by the Fund; however, those accounts have different restrictions than the Fund regarding position sizing, restricted securities/sectors and leverage, and as a result, those accounts have differing fee structures. The Trustees noted that the Fund’s advisory fees were not in the highest quartile of fees in the Peer Group. The Trustees also observed that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to management of separate accounts. Finally, the Trustees noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.11% and 0.15%, respectively. The Trustees considered that the annual total expenses of the Fund were likely above those of the Fund Universe as a result of the Fund’s higher investment advisory fee. The Trustees also considered the complexity of the Fund’s investment strategy and noted the Investment Advisor’s assertion that the Fund Universe does not represent a dedicated merger arbitrage strategy but rather the entire market neutral space. In addition, the Trustees noted that the Investment Advisor was recouping previously waived advisory fees and that the Fund’s expenses would decrease once the recoupment period ended.

●	The Multi-Strategy Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Multialternative Fund Universe medians by 0.35% and 0.45%, respectively. The Trustees considered the Investment Advisor’s beliefs that the Fund’s advisory fee is reasonable given its complex strategy and that having specialized sub-advisors drives net performance. The Trustees also considered that the Investment Advisor manages three multialternative products with similar investment strategies as those used by the Fund; however, each account has different restrictions based on the liquidity profile of the product and that while the advisory fees were comparable, they varied based on structure. The Trustees noted that the Fund’s advisory fee was not the highest among those funds in the Peer Group that are multi-strategy funds with multiple sub-advisors. The Trustees also noted that in addition to managing a portion of the Fund, the Investment Advisor oversees several specialized sub-advisors and that all sub-advisory fees are paid from the Investment Advisor’s advisory fee. Finally, the Trustees observed that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.38% and 0.57%, respectively. The Trustees considered that the annual total expenses of the Fund were likely above those of its peer funds as a result of the Fund’s higher investment advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended January 31, 2018, noting that the Investment Advisor recouped fees it had previously waived. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Merger Arbitrage Fund and Multi-Strategy Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. With respect to the Merger Arbitrage Fund, the Trustees noted that although there were no advisory fee breakpoints, the Fund’s capacity is likely to be constrained and therefore, the Investment Advisor does not expect to realize economies of scale with respect to the Fund. With respect to the Multi-Strategy Fund, the Trustees noted that the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

RiverNorth Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Multi-Strategy Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day management of the Fund’s assets utilizing a closed-end fund arbitrage strategy, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The meeting materials indicated that the Sub-Advisor generated positive returns for the Fund for the 12-month period ended January 31, 2018, and the Trustees observed the Investment Advisor’s satisfaction with this performance. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Multi-Strategy Fund, and noted that the Sub-Advisor serves as advisor or sub-advisor to other registered investment companies, private funds, and a separately managed account, each of which have similar objectives and policies as the Multi-Strategy Fund. The Trustees also noted that, except for one sub-advisory relationship, the sub-advisory fee charged by the Sub-Advisor to the Multi-Strategy Fund is the same as or lower than the fee the Sub-Advisor charges to manage the registered investment companies, private funds and separate account with similar strategies. With respect to the sub-advisory relationship for which the Sub-Advisor receives a lower fee than it does with respect to the Multi-Strategy Fund, the Trustees noted that those sub-advisory fees were the product of negotiation and that those fees were not significantly lower than the fee paid to the Sub-Advisor with respect to the Multi-Strategy Fund. The Trustees considered the Investment Advisor’s representation that the Sub-Advisor is a high quality, closed-end fund manager and that the fee paid to the Sub-Advisor for managing the Fund is reasonable. The Trustees also observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Multi-Strategy Fund.

Benefits to the Sub-Advisor

The Board also considered the benefits received by the Sub-Advisor as a result of its relationship with the Multi-Strategy Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement with respect to the Funds, as applicable.

Vivaldi Funds

EXPENSE EXAMPLES

For the Six Months Ended September 30, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchases within certain classes; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Class A only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vivaldi Merger Arbitrage Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/18	9/30/18	4/1/18 – 9/30/18
Class A	Actual Performance	$1,000.00	$1,022.40	$14.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.78	14.36
Class I	Actual Performance	1,000.00	1,025.10	12.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.40	12.75

*	Expenses are equal to the Fund’s annualized expense ratios of 2.85% and 2.53% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. The expense ratios reflect a recovery of previously waived fees. Assume all dividends and distributions were reinvested.

Vivaldi Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended September 30, 2018 (Unaudited)

Vivaldi Multi-Strategy Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/18	9/30/18	4/1/18 – 9/30/18
Class A	Actual Performance	$1,000.00	$1,012.20	$13.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.96	13.19
Class I	Actual Performance	1,000.00	1,013.90	11.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.58	11.56

*	Expenses are equal to the Fund’s annualized expense ratios of 2.61% and 2.29% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. Assume all dividends and distributions were reinvested.

WV Concentrated Equities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/18	9/30/18	4/1/18 – 9/30/18
Class A	Actual Performance	$1,000.00	$1,096.10	$8.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.03	8.11
Class I	Actual Performance	1,000.00	1,095.50	6.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.56	6.57

*	Expenses are equal to the Fund’s annualized expense ratios of 1.60% and 1.30% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. Assume all dividends and distributions were reinvested.

The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

Vivaldi Asset Management, LLC

225 West Wacker, Suite 2100

Chicago, Illinois 60606

Sub-Advisor

Angel Oak Capital Advisors, LLC

One Buckhead Plaza
3060 Peachtree Road NW, Suite 500
Atlanta, Georgia 30305

Sub-Advisor

RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, Illinois 60654

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

50 S. 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Vivaldi Merger Arbitrage Fund – Class A	VARAX	46141T 877
Vivaldi Merger Arbitrage Fund – Class I	VARBX	46141T 869
Vivaldi Multi-Strategy Fund – Class A	OMOAX	46141T 687
Vivaldi Multi-Strategy Fund – Class I	OMOIX	46141T 679
WV Concentrated Equities Fund – Class A	WVCAX	46141T 646
WV Concentrated Equities Fund – Class I	WVCIX	46141T 638

Privacy Principles of the Vivaldi Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vivaldi Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 779-1999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (877) 779-1999 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (877) 779-1999. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (877) 779-1999.

Vivaldi Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 779-1999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-779-1999.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Vivaldi Merger Arbitrage Fund	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

WV Concentrated Equities Fund	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Vivaldi Merger Arbitrage Fund	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

WV Concentrated Equities Fund	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Vivaldi Merger Arbitrage Fund
Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Vivaldi Multi-Strategy Fund
Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

WV Concentrated Equities Fund
Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/7/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/7/2018